UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

HARRIS INTERACTIVE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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60 Corporate Woods
Rochester, New York 14623

September 12, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Harris Interactive Inc., which will be held on Tuesday, October 30, 2007, at the Memorial Art Gallery, 500 University Avenue, Rochester, New York 14607 at 5:15 p.m. (local time).

At the Annual Meeting you will be asked to elect three directors to our Board of Directors, to approve our 2007 Long Term Incentive Plan, to approve our 2007 Employee Stock Purchase Plan, and to ratify the selection of our independent registered public accounting firm.

On the following pages, you will find the formal Notice of Annual Meeting and our Proxy Statement. Included with our Proxy Statement is a copy of our Annual Report on Form 10-K for our fiscal year ended June 30, 2007. We encourage you to read the Proxy Statement as well as our Form 10-K. These documents will provide you with information about our management, operations, markets and services, as well as our audited financial statements.

Whether or not you plan to attend the Annual Meeting, please register your vote as soon as possible to ensure that your shares of Harris Interactive common stock will be represented at the Annual Meeting. We encourage you to take advantage of the option to vote by telephone or the Internet. If you prefer, you may complete, sign, date and return the accompanying proxy card in the enclosed postage paid envelope.

We hope that many of you will be able to attend the Annual Meeting in person. We look forward to seeing you there.

Sincerely,

Gregory T. Novak
President and Chief Executive Officer

George Bell
Chairman

60 Corporate Woods
Rochester, New York 14623

Notice of Annual Meeting of Stockholders to Be Held October 30, 2007

To Our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Harris Interactive Inc. (“Harris Interactive” or the “Company”), which will be held at the Memorial Art Gallery, 500 University Avenue, Rochester, New York 14607, on October 30, 2007 at 5:15 p.m., (local time), for the following purposes:

1. To elect three (3) Class II directors to the Board of Directors to hold office for a three year term;

2. To approve our 2007 Long Term Incentive Plan;

3. To approve our 2007 Employee Stock Purchase Plan;

4. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2008; and

5. To act upon such other business as may properly come before the meeting or any adjournment thereof.

A copy of Harris Interactive’s Annual Report on Form 10-K for our fiscal year ended June 30, 2007 is enclosed with this Notice of Annual Meeting and attached Proxy Statement. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting during ordinary business hours at Harris Interactive’s offices at 60 Corporate Woods, Rochester, New York 14623. The list also will be available at the Annual Meeting.

By Order of the Board of Directors,

Ronald E. Salluzzo
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

September 12, 2007
Rochester, New York

IMPORTANT: To assure that your shares are represented at the Annual Meeting, you must complete your proxy as soon as possible. You may vote your shares by telephone at 1-800-690-6903 or via the Internet at www.proxyvote.com by following the enclosed instruction form. If you prefer, you may fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage paid envelope. If you attend the Annual Meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Stockholders should read the entire Proxy Statement carefully prior to returning their proxies.

i

60 Corporate Woods
Rochester, New York 14623

PROXY STATEMENT
September 12, 2007

FOR ANNUAL MEETING OF STOCKHOLDERS OF HARRIS INTERACTIVE INC.
To Be Held October 30, 2007

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Harris Interactive Inc. (“Harris Interactive” or the “Company”) for use at the 2007 Annual Meeting of Stockholders to be held on Tuesday, October 30, 2007, at 5:15 p.m. (local time) or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Memorial Art Gallery, 500 University Avenue, Rochester, New York 14607. The date of this Proxy Statement is September 12, 2007. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders is September 21, 2007.

GENERAL INFORMATION

Record Date; Voting Securities

Only stockholders of record at the close of business on September 4, 2007 are entitled to vote their shares of Harris Interactive common stock at the meeting and any adjournment thereof. As of September 4, 2007, there were 53,108,611 shares of Harris Interactive’s common stock issued and outstanding. Each holder of shares of common stock is entitled to one vote for each share of common stock held. Stockholders may vote in person or by proxy.

Voting Your Proxy

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you intend to attend the annual meeting in person. You may grant a proxy to vote your shares via Internet, telephone, or mail as more fully described below:

•	By Internet: Go to www.proxyvote.com as described in the instructions accompanying this Proxy Statement. You will need your proxy card or electronic delivery notice to cast your vote.

•	By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card or electronic delivery notice to cast your vote.

•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your card, and return it in the envelope provided.

If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the recommendations of the Board FOR

•	all nominees for director;

•	approval of the 2007 Long Term Incentive Plan (the “2007 Incentive Plan”);

•	approval of the 2007 Employee Stock Purchase Plan (the “2007 Purchase Plan”); and

•	ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted by the proxy holders in accordance with the recommendation of the Board, or, in the absence of any such recommendation, in accordance with their best judgment. Such persons also have discretionary authority to vote to adjourn the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is exercised by:

•	sending a written notice of revocation to Harris Interactive Inc., Attention: Corporate Secretary, 60 Corporate Woods, Rochester, New York 14623;

•	submitting a later dated proxy by mail, telephone, or the Internet; or

•	voting in person at the Annual Meeting.

Quorum

A majority of the shares of Harris Interactive common stock entitled to vote must be present either in person or by proxy at the Annual Meeting before any business may be conducted.

Tabulation of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be included in the number of shares present for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will also be counted as shares “present” and “entitled to vote.” A broker non-vote occurs when a broker has not received voting instructions from the beneficial owner of the shares and the broker does not have the authority to vote the shares because the proposal is non-routine. Broker non-votes are not counted as shares “entitled to vote” with respect to proposals over which they do not have discretionary authority. Therefore, while broker non-votes are considered “present” for purposes of determining whether there is a quorum, they are not considered “present” for purposes of determining the majority of shares at the meeting and entitled to vote on a particular action.

Shares Held in Street Name

If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares, and your broker or nominee is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker or nominee, then your broker or nominee will be entitled to vote your shares in its discretion as to the Election of Directors and ratification of the selection of our independent registered public accounting firm, but will not be entitled to vote your shares as to the proposals to approve the 2007 Incentive Plan and the 2007 Purchase Plan.

As the beneficial owner of shares, you are invited to attend the Annual Meeting. Please note, however, that if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker or nominee that holds your shares.

Electronic Delivery

We can reduce our expenses if you elect to receive your annual reports and proxy materials via the Internet. If you request, you can receive email notifications when these documents are available electronically on the Internet. You may sign up for this service at www.proxyvote.com.

Householding

Unless we have received contrary instructions, we send a single copy of the annual report, proxy statement and notice of annual or special meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps us reduce our expense. The Company will deliver promptly, upon written or oral request, a separate copy of the annual report and proxy statement to any stockholder sharing an address to which a single copy of the documents was delivered. You may request such separate copies, or request that separate copies of the annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, be delivered in the future, by sending written notice to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling toll-free at (800) 542-1061. Stockholders sharing an address can request delivery of a single copy of the annual report, proxy statement, or Notice of Internet Availability of Proxy Materials if they are receiving multiple copies by notice to the same address or calling the same telephone number.

Solicitation of Proxies

Harris Interactive will bear all costs of this proxy solicitation. In addition to soliciting stockholders by mail and through its regular employees, Harris Interactive will request banks and brokers, other custodians, nominees and fiduciaries to solicit their customers who have shares of Harris Interactive common stock registered in their names and will reimburse them for their reasonable, out-of-pocket costs. Harris Interactive may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

STOCK OWNERSHIP AND REPORTING

Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of Harris Interactive common stock as of September 4, 2007 by each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock. This table is based on information provided to us or filed with the Securities and Exchange Commission (“SEC”) by our principal stockholders.

	Amount and
	Nature of	Percent of Common
	Beneficial	Stock Beneficially
Name and Address	Ownership(1)	Owned(1)

Wellington Management Company LLP	5,778,500	10.9%
75 State Street Boston, MA 02109
Dimensional Fund Advisors LP	5,123,917	9.6%
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401
Financiere de Sainte-Marine	4,350,589	8.2%
31/32 quai de Dion Bouton 92800 Puteaux, France

(1)	The percentage of shares beneficially owned is based on the 53,108,611 shares of Harris Interactive common stock outstanding as of September 4, 2007. Beneficial ownership is determined in accordance with rules of the SEC and generally includes voting or investment power with respect to securities.

Directors And Executive Officers

The following table sets forth information regarding the beneficial ownership of Harris Interactive common stock as of September 4, 2007 by (i) each director and director-nominee, (ii) the Chief Executive Officer, Chief Financial Officer, and each other executive officer named in the Summary Compensation Table, and (iii) all directors and executive officers as a group. All shares are subject to the named person’s sole voting and investment power except where otherwise indicated. This table is based on information provided to us or filed with the SEC by our directors and executive officers.

		Common Shares	Total	Percent of
	Number of	Issuable Upon	Common Shares	Common Stock
	Common	Exercise of	Beneficially	Beneficially
Name of Beneficial Owner	Shares	Options(1)	Owned(1)(6)	Owned(1)(2)

Mr. Gregory T. Novak(3)	68,226	857,480	925,706	1.7%
Mr. Leonard R. Bayer(3)(4)	1,788,567	39,479	1,828,046	3.4%
Mr. Ronald E. Salluzzo	21,763	138,542	160,305	*
Mr. David B. Vaden	147,681	291,771	406,202	*
Dr. George H. Terhanian	57,170	292,188	349,358	*
Mr. George Bell(3)	21,704	40,917	62,621	*
Mr. David Brodsky(3)	194,049	29,583	223,632	*
Mr. Stephen D. Harlan(3)	34,204	44,306	78,510	*
Mr. James R. Riedman(3)(5)	153,762	85,176	238,938	*
Dr. Subrata K. Sen(3)	29,204	39,444	68,648	*
Mr. Howard L. Shecter(3)	124,704	39,306	164,010	*
Mr. Antoine G. Treuille(3)	24,204	29,583	53,787	*
All directors and current executive officers as a group (18 persons)(7)	2,797,024	2,194,088	5,014,449	9.4%

*	Less than 1%

(1)	Reflects common shares that may be purchased upon the exercise of stock options that were exercisable as of September 4, 2007 or that will become exercisable on or before November 3, 2007. Such shares are deemed to be outstanding and beneficially owned only for the purpose of computing the percentage ownership of the specific individual and not for the purpose of computing the percentage ownership of any other person.

(2)	The percentage of shares outstanding is based on 53,108,611 shares of Harris Interactive common stock outstanding as of September 4, 2007, except as noted in footnote (1) above. Beneficial ownership is determined in accordance with rules of the SEC and generally includes voting or investment power with respect to securities.

(3)	Director.

(4)	Includes 318,997 shares held by Lorraine W. Bayer, Mr. Bayer’s wife.

(5)	Includes 129,558 shares of common stock held by Riedman Corporation, of which Mr. Riedman is the former President and is currently a director and shareholder.

(6)	No shares held by any of the persons shown are pledged as security.

(7)	Includes executive officers of Harris Interactive who are not identified in the table above.

Equity Compensation Plan Table

The following table provides information as of June 30, 2007 with respect to shares of common stock that may be issued under the terms of the Company’s equity compensation plans, including the Company’s Long-Term Incentive Plan, adopted in 1999, as amended (the “1999 Incentive Plan”):

	Fiscal Year Ended June 30, 2007
			Number of Shares
			Remaining Available for
			Future Issuance Under
	Number of Shares to be	Weighted-Average	Equity Compensation Plans
	Issued Upon Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options,	Outstanding Options,	Reflected in Column
	Warrants and Rights	Warrants and Rights	(a))
	(a)	(b)	(c)

Equity compensation plans approved by stockholders(1)	5,046,757	$5.29	851,774
Equity compensation plans not approved by stockholders(2)(3)(4)(5)	500,000	$6.10	—

Total	5,546,757	$5.36	851,774

(1)	Excludes outstanding options for 29,616 shares at a weighted average price of $2.04 per share. These options were assumed in connection with the acquisition of Total Research Corporation. No additional awards can be granted under the plan pursuant to which these options were originally issued.

(2)	Represents (a) 150,000 options issued in fiscal 2004 and fiscal 2005 to certain employees hired in connection with the acquisition of Novatris, S.A., and (b) 350,000 options issued in fiscal 2006 in connection with the hiring of the Company’s current Chief Financial Officer, Ronald E. Salluzzo, all of which options were awarded pursuant to individual arrangements and not under the Company’s 1999 Incentive Plan.

(3)	Except as described in footnotes (4) and (5), all of the options have terms, including vesting and exercise provisions, generally consistent with options issued under the Company’s 1999 Incentive Plan. The options were issued at fair market value on the date of issuance. With respect to employee stock options, 25% of each respective grant is vested one year after the date of issuance, and 1/48th of each grant is vested each month thereafter. With respect to director stock options, 1/36th of each grant made after July 1, 2005 is vested each month after the date of issuance. All vesting of options ceases upon termination of an individual’s employment or service as a director, and all options vest immediately upon a change in control of the Company during the term of the holder’s employment or service as a director. The options are generally not transferable.

(4)	The options granted to former employees of Novatris, S.A. during fiscal 2004 have an exercise price of $8.55. The options granted to former employees of Novatris, S.A. during fiscal 2005 have an exercise price of $4.98 and were for a ten year term; provided, however, they must be exercised on or before the date of termination of employment of the respective holders. The options fully vest upon the holder’s death or disability. The shares issuable upon exercise of these options were registered by the Company on Form S-8 filed with the SEC on March 8, 2004.

(5)	The options granted to Ronald E. Salluzzo have an exercise price of $5.56, fully vest upon his death or disability if such event occurs one year or more after the grant date, and were for a ten year term, provided, however, they must be exercised within three months after termination of his employment with the Company or one year after his death or disability. The shares issuable upon exercise of these options were registered by the Company on Form S-8 filed with the SEC on June 30, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and related SEC regulations, require the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of those securities with the SEC, and to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended June 30, 2007, all filing requirements under Section 16(a) applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with, except for one filing of a Form 4 for Dee Allsop, President, U.S. Solutions Research Groups, with respect to one disposition of stock of the Company on September 7, 2006, which filing was late by one business day.

CORPORATE GOVERNANCE

Directors and Committee Membership

The current members of the Board and each of its standing committees are set forth in the following table. The standing committees include an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Research and Development Committee.

Nominating
			and	Research and
	Audit	Compensation	Governance	Development
Director	Committee	Committee	Committee	Committee	Independent(1)

Leonard R. Bayer				M
George Bell(2)			M		X
David Brodsky	M	M	M		X
Stephen D. Harlan(3)	C		M		X
Gregory T. Novak				M
James R. Riedman	M	C	M		X
Subrata K. Sen			M	C	X
Howard L. Shecter(4)	M	M	C		X
Antoine G. Treuille		M	M		X
Number of meetings held	6	6	4	3	5

“C”	Signifies committee chairman

“M”	Signifies committee member

“X”	Signifies an independent director as described in “Director Independence” below

(1)	See “Director Independence” below for applicable definitions

(2)	Board chairman

(3)	The Board of Directors has determined that Mr. Harlan is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K

(4)	Lead Director

Director Independence

The Board has adopted Corporate Governance Guidelines (“Guidelines”) which are posted at the “Investor Relations” — “Corporate Governance — “section of the Company’s website located at www.harrisinteractive.com. The Guidelines require that independent directors constitute a substantial majority of the Board, and that all members of the Audit, Compensation, and Nominating and Governance Committees be independent. The Guidelines provide that a director is independent when the director is free from any relationship that would interfere with his or her exercise of independent business judgment, and who is “independent” under the standards for independence of the Nasdaq Stock Exchange and applicable law.

The Nominating and Governance Committee, based upon its review of responses to questionnaires inquiring about transactions, relationships and arrangements of directors and family members with the Company, recommended to the Board, and the Board determined, that seven of the nine directors currently serving are independent under the Guidelines and as defined under Nasdaq Rule 4200(a)(15). Directors found to be independent are designated as such in the “Directors and Committee Membership” table above. Dr. Richard B. Wirthlin, who served as a director until he retired effective January 31, 2007, was not an independent director because he received compensation as an employee of the Company during applicable periods.

All members of the Audit, Compensation and Nominating and Governance Committees are among the directors found by the Board to be independent. In addition, the requirements for independence contained in Nasdaq Rule 4350(d) require that members of the Audit Committee meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated by the SEC. The Board has determined that all members of the Audit Committee meet this criteria. The Board also has found that all members of the Compensation Committee fall within the “outside director” standard for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”).

Board and Committee Meetings

The Board held a total of ten meetings during the fiscal year ended June 30, 2007, and took three actions by written consent. The independent directors, identified below, met separately in executive session in accordance with Nasdaq Rule 4350(c) five times during fiscal 2007. The number of meetings held by each Committee is identified above in the table in “Directors and Committee Membership.” During the fiscal year ended June 30, 2007, each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he served (held during the periods that he served).

Director Attendance at Annual Meetings

In September 2007, the Board of Directors adopted a policy requiring directors to attend the Annual Meeting absent compelling circumstances preventing such attendance. Nine of the ten directors then serving attended the 2006 Annual Meeting.

Committees of the Board

Audit Committee

Membership

The current members of the Audit Committee are identified in the “Directors and Committee Membership” table above. The Board of Directors has determined that Stephen D. Harlan, the Committee Chairman, is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

Scope and Authority

The Audit Committee of the Board of Directors (a) monitors the integrity of the accounting policies, financial reporting, and disclosure practices of the Company, (b) reviews the results of the Company’s quarterly and annual financial statements and annual audit and recommends to the Board approval of their inclusion in the Company’s quarterly and annual reports, (c) appoints and monitors the independence and performance of the Company’s independent registered public accounting firm, (d) approves the compensation of the independent registered public accounting firm and approves in advance all permitted non-audit services to be provided by the Company’s independent registered public accounting firm, (e) meets with the Company’s independent registered public accounting firm to review the Company’s critical accounting policies, internal controls, and financial management practices, (f) monitors the processes established and maintained by management in order for management to assure that an adequate system of internal accounting and financial control is functioning within the Company, (g) monitors the processes established by management in order for management to assure corporate compliance with legal and regulatory requirements, and (h) monitors the processes established and maintained by management for measuring, managing, and monitoring areas of enterprise risk designated by the Board. This Committee also receives, reviews and takes action with respect to complaints received by the Company regarding accounting, internal accounting controls, and auditing matters.

Audit Committee Charter

The Audit Committee operates under a written charter adopted by the Board. A copy of the Company’s Audit Committee Charter is available in the “Investor Relations” — “Corporate Governance — Committees” section in the section of the Company’s website located at www.harrisinteractive.com. In August 2007, the Audit Committee conducted a review of its compliance with the Audit Committee Charter and determined that it has operated in compliance with the Charter’s provisions.

Audit Committee’s Role in Connection with the Financial Statements and Controls of the Company

Management of the Company has primary responsibility for the Company’s financial statements and internal control over financial reporting. The Company’s independent registered public accounting firm has responsibility for the integrated audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among its other duties as specified in the Audit Committee Charter. The Audit Committee is responsible for retention and approval of compensation of the independent registered public accounting firm, and pre-approval of the permitted non-audit services to be provided by such firm. The Audit Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to Harris Interactive. The Audit Committee also reviews with management and the independent registered public accounting firm material developments in accounting that may be pertinent to the Company’s financial reporting practices.

Conduct of Audit Committee Meetings

The Audit Committee met with representatives of Pricewaterhouse Coopers, LLP (“PwC”), the Company’s independent registered public accounting firm, at five of its six meetings during the fiscal year ended June 30, 2007. The Audit Committee’s agenda was established by its chairperson and the Company’s Chief Financial Officer. The meetings were designed to facilitate and encourage communication among members of the Audit Committee and management.

At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues, reviewed and discussed reports regarding internal audit matters, and received a summary of complaints received through the Company’s anonymous complaint procedure with respect to internal accounting controls or auditing matters. The Audit Committee reviewed policies and procedures from time to time, including among others the Company’s Internal Disclosure Controls Procedures and the Policy and Procedures With Respect to Related Party Transactions. The Audit Committee also periodically had separate executive sessions with representatives of PwC, representatives of Ernst & Young, which provides internal audit services to the Company, the Company’s Chief Financial Officer and the Company’s principal outside corporate legal counsel. Executive sessions included candid discussions of financial management, accounting, internal controls, legal and compliance issues. Additionally, the Audit Committee’s chairperson periodically held separate discussions with representatives of PwC and Ernst & Young, and the Company’s Chief Financial Officer and principal outside corporate legal counsel.

Audit Committee Review of Periodic Reports

The Audit Committee reviews each of the Company’s quarterly and annual reports, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained therein. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports. The Audit Committee also considers related matters such as the quality and appropriateness, not just the acceptability, of the Company’s accounting principles, alternative methods of accounting under U.S. generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

Audit Committee’s Role in Connection with the Company’s Report on Internal Controls

The Audit Committee reviewed management’s report on internal control over financial reporting, required under Section 404 of the Sarbanes-Oxley Act of 2002 and related rules. As part of this review, the Audit Committee reviewed the bases for management’s conclusions in that report and the attestation report of the independent registered public accounting firm on internal control over financial reporting. Throughout fiscal 2007, the Audit Committee reviewed the results of management’s plan for documenting and testing controls, any deficiencies discovered and the resulting remediation of any such deficiencies.

Review and Discussions with Independent Registered Public Accounting Firm

In its meetings with representatives of PwC, the Audit Committee asked the independent registered public accounting firm to address and discuss their responses to several questions that the Audit Committee believed were particularly relevant to its oversight. These questions included:

•	Are there any significant judgments made by management in preparing the financial statements that would have been made differently had PwC itself prepared and been responsible for the financial statements?

•	Based on PwC’s experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with U.S. generally accepted accounting principles and SEC disclosure requirements?

•	Based on PwC’s experience and their knowledge of the Company, has the Company implemented internal controls over financial reporting that are appropriate for the Company?

•	During the course of the fiscal year, has PwC received any communication or discovered any information indicating any improprieties with respect to the Company’s accounting and reporting procedures or reports?

The Audit Committee also has discussed with PwC that it is retained by the Audit Committee and that PwC must raise any concerns about the Company’s financial reporting and procedures directly with the Audit Committee. Based on these discussions, its discussions with management and its review of applicable periodic reports and financial statements, the Audit Committee believes it has a reasonable basis for its oversight judgments and for recommending that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

Compensation Committee

Membership

The current members of the Compensation Committee are identified in the “Directors and Committee Membership” table above.

Scope and Authority

The Compensation Committee (a) reviews and recommends compensation of the Chief Executive Officer for approval by the Nominating and Governance Committee, (b) reviews and approves compensation and benefits for all other executive officers of the Company, and (c) establishes and reviews general policies relating to compensation and benefits for the Company’s employees. The Compensation Committee also recommends, for approval by the Board of Directors, compensation of non-employee directors. The Compensation Committee reviews and approves the incentive cash bonus plans of the Company. In addition, the Compensation Committee administers the Company’s 1999 Incentive Plan and will administer the Company’s 2007 Incentive Plan if it is approved by the stockholders.

Charter

The Compensation Committee has adopted a written charter, a copy of which is posted in the “Investor Relations” — “Corporate Governance — Committees” section of the Company’s website located at www.harrisinteractive.com.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal 2007 (identified in the “Directors and Committee Membership” table above) is or has been an officer or employee of Harris Interactive or any of its subsidiaries. No interlocking relationship, as described in SEC Regulation S-K Item 407(e)(4), existed during the last completed fiscal year between the Company’s Board or Compensation Committee and the board of directors or compensation committee of any other company.

Procedures for Determination of Compensation

The Compensation Committee oversees the design, development and implementation of the compensation for the directors, Chief Executive Officer, and other executive officers.

For the directors, the Company’s Executive Vice President, Human Resources gathers data regarding benchmark and peer group compensation. The Compensation Committee reviews the data, information from other sources and the scope of activity of the Board and its respective committees. Based upon that review the Committee recommends cash and equity compensation for directors to the full Board of directors for final approval.

The process used for determination of compensation for the Company’s executive officers, including the CEO, is described below in “Compensation Discussion and Analysis — Role of Compensation Committee and CEO; Procedures for Determination of Compensation.”

Role of Compensation Consultants

The role of consultants in the determination of compensation is discussed below in “Compensation Discussion and Analysis — Role of Compensation Consultants.”

Research and Development Committee

Membership

The current members of the Research and Development Committee are identified in the “Directors and Committee Membership” table above.

Scope and Authority

The Research and Development Committee (a) reviews the status of the Company’s technology and its adequacy for operation of the Company’s business and achievement of the Company’s strategic objectives, (b) monitors the research products and branded methodology as well as the technology of the Company’s primary competitors as compared to the Company’s relative offerings, (c) periodically reviews new product proposals and technological initiatives, and (d) reviews budgets for new research product development and technology and determines relevant priorities.

Charter

The Research and Development Committee has adopted a written charter, a copy of which is posted in the “Investor Relations” — “Corporate Governance — Committees” section of the Company’s website located at www.harrisinteractive.com.

Nominating and Governance Committee

Membership

The current members of the Nominating and Governance Committee are identified in the “Directors and Committee Membership” table above.

Scope and Authority

The Nominating and Governance Committee (a) makes recommendations to the Board of Directors regarding the overall structure, size and composition of the Board of Directors, (b) selects director nominees for approval at the annual meeting of the Company’s stockholders, (c) makes recommendations to the Board of Directors regarding committees of the Board and membership on those committees, (d) oversees matters related to succession planning for the office of the Chief Executive Officer, (e) approves goals and objectives as well as compensation of the Chief Executive Officer, and (f) oversees matters related to the governance of the Company.

Charter

The Nominating and Governance Committee has adopted a written charter, a copy of which is posted in the “Investor Relations” — “Corporate Governance — Committees” section of the Company’s website located at www.harrisinteractive.com.

Director Nomination Process

The Nominating and Governance Committee believes that any nominee recommended by the Committee for a position on the Company’s Board of Directors must have personal character and integrity, must have sound judgment, must be willing to commit the time required for Board service, must have a commitment to representing the interests of all of the Company’s stockholders, must have experience relevant to the Company in one or more fields and must be proficient in knowledge of corporate governance. In considering candidates for the Board of Directors, the Nominating and Governance Committee requires that independent directors, as defined under Nasdaq Rule 4200(a)(15), comprise a substantial majority of the Board. The Committee also requires that at least three of such independent directors must qualify as independent under SEC Rule 10A-3(b)(1) and also satisfy the financial literacy requirements for Audit Committee membership, and that at least one such member of the Audit Committee be a “financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

The Nominating and Governance Committee further believes that one or more, but not necessarily all, of the members of the Board of Directors should have:

•	experience with compensation, executive development, and executive recruitment matters,

•	market research industry expertise,

•	experience with mergers and acquisitions,

•	experience with strategic and operations planning,

•	experience with public company operations,

•	experience as a senior executive,

•	expertise related to global markets,

•	knowledge of crisis management, and

•	experience with investor and media relations.

Procedures used by the Nominating and Governance Committee in identifying and evaluating candidates for election to the Company’s Board of Directors are posted in the “Investor Relations” — “Corporate Governance — “Committees” section of the Company’s website located at www.harrisinteractive.com. The Committee believes that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees reflects the Committee’s practice of re-nominating incumbent directors who continue to satisfy the Committee’s criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board. Consistent with this policy, in considering candidates for election at annual meetings of stockholders, the Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board. The Committee will evaluate the qualifications and performance of the incumbent directors who desire to continue their service. In particular, as to each such incumbent director, the Committee will:

•	consider whether the director continues to satisfy the minimum qualifications for director candidates adopted by the Committee, including among others compliance with the Company’s Code of Ethics and the Company’s policies related to trading in the Company’s securities, director ownership of Company stock and majority vote for directors,

•	assess the performance of the director including, among others, attendance at Board and Committee meetings, attendance at the annual meeting of stockholders and participation in director education, during the preceding term, and

•	determine whether any special, countervailing considerations exist against re-nomination of the director.

The Committee will, absent special circumstances, propose the incumbent director for re-election if the Committee determines that the incumbent director consents to re-nomination, continues to be qualified, has satisfactorily performed his or her duties as director during the preceding term, and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee’s view the incumbent should not be re-nominated.

The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board. The Committee will solicit recommendations for nominees from persons whom the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board and management of the Company. The Committee also may determine to engage a professional search firm to assist in identifying qualified candidates. As to each recommended candidate that the Committee believes merits consideration, the Committee will:

•	cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate,

•	determine if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director, including among others the candidate’s agreement to comply with the Company’s Code of Ethics and the Company’s policies related to trading in the Company’s securities, director ownership of Company stock and majority vote for directors,

•	determine if the candidate possesses any of the specific qualities or skills that under the Committee’s policies must be possessed by one or more members of the Board,

•	consider the contribution that the candidate can be expected to make to the overall functioning of the Board, and

•	consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

The Committee may, in its discretion, solicit the views of the Chief Executive Officer, other members of the Company’s senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors. In addition, in its discretion, the Committee may designate one or more of its members to interview any proposed candidate. Based on all available information and relevant considerations, the Committee will select a candidate who, in the view of the Committee, is most suited for membership on the Board.

During fiscal 2007, the Company did not pay any fee to a third party to identify or evaluate or assist with the identification or evaluation of director nominees.

In making its selection, the Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, including among others the candidate’s agreement to comply with the Company’s Code of Ethics and the Company’s policies related to trading in the Company’s securities, director ownership of Company stock and majority vote for directors. The Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The Committee also may consider the extent to which the recommending stockholder intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an annual meeting of stockholders, whether the recommending stockholder intends to continue holding its interest at least through the time of such annual meeting.

Nominees for Election at the 2007 Annual Meeting

The Nominating and Governance Committee has nominated and recommended Stephen D. Harlan, Howard L. Shecter and Antoine G. Treuille for election to the Board by the stockholders at the 2007 Annual Meeting.

Candidates Recommended by Stockholders

Stockholders may recommend qualified director candidates for consideration by the Nominating and Governance Committee using procedures posted in the “Investor Relations” — “Corporate Governance” section of the Company’s website located at www.harrisinteractive.com. The procedures generally require that the recommendation be submitted in writing by mail, courier, or personal delivery, addressed to: Chairman of the Nominating and Governance Committee of the Board of Directors, c/o Corporate Secretary, Harris Interactive Inc., 60 Corporate Woods, Rochester, New York 14623. The envelope should indicate that it contains a stockholder recommendation for director nomination. Submissions should be as required by the procedures and in general must include:

•	the stockholder’s name, address, telephone number, number of shares owned, length of period held, proof of ownership, and statement as to whether the stockholder has a good faith intention to continue to hold the reported shares through the next annual meeting of stockholders,

•	name, age and address of the candidate,

•	a detailed resume describing, among other things, the candidate’s educational background, occupation, five years business experience and material outside commitments (e.g., memberships on other boards and committees, charitable foundations etc.),

•	a description of all arrangements or understandings between the stockholder and the nominee and any other person or persons (naming them) pursuant to which the nomination is being made by the stockholder,

•	information regarding the nominee’s ownership of securities of the Company, certain types of legal proceedings, and business relationships and transactions between the nominee and the Company,

•	all other information regarding the candidate that would be required to be included in a proxy statement filed pursuant to the then-current proxy rules of the SEC, and

•	the candidate’s written consent: (i) to being named in the proxy statement as a nominee and to serving as a director if elected, and (ii) to comply with all policies applicable to directors of the Company including among others the Company’s Code of Ethics and the Company’s policies related to trading in the Company’s securities, director ownership of Company stock and majority vote for directors.

Nominating recommendations for an annual meeting of stockholders must be received by the Company at least 90 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. The Nominating and Governance Committee will review and evaluate each candidate whom it believes merits serious consideration using the Nominating and Governance Committee Procedures described above.

In addition to recommending candidates to the Nominating and Governance Committee, a stockholder may directly nominate a director by giving written notice in proper written form to the Corporate Secretary pursuant to the Bylaws of the Company which are posted in the “Investor Relations” — “Corporate Governance” section of the Company’s website located at www.harrisinteractive.com. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the mailing date of the proxy statement for the prior annual meeting of stockholders. To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth as to each person whom the stockholder proposes to nominate for election as a director:

•	the name, age, business address and residence address of the person,

•	the principal occupation or employment of the person,

•	the class or series and number of shares of stock of the Company which are owned beneficially or of record by the person:

•	any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act and the rules and regulations promulgated thereunder.

In addition, the notice must set forth as to the stockholder giving the notice:

•	the name and record address of such stockholder,

•	the class or series and number of shares of stock of the Company which are owned beneficially or of record by such stockholder,

•	a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder,

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and

•	any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Stockholder Communications

The Company’s policy is to facilitate communications between stockholders and other interested parties and the Board of Directors. Stockholders wishing to communicate with the Company’s Board of Directors should follow the detailed procedures posted in the “Investor Relations” — “Corporate Governance” section of the Company’s website located at www.harrisinteractive.com. The procedures, as detailed on the website, provide for communications to be in writing and mailed to Board of Directors, Harris Interactive Inc., c/o Harris Beach PLLC, Attention: Beth Ela Wilkens, 99 Garnsey Road, Pittsford, New York 14534. The Board of Directors has adopted a separate procedure for communications regarding accounting, auditing, and financial reporting matters. Communications of this nature should be submitted following the Company’s “Complaint Procedures for Accounting and Auditing Matters” which may be found in the “Investor Relations” — “Corporate Governance” — “Report an Issue” section of the Company’s website located at www.harrisinteractive.com.

Governance Guidelines

In September, 2006, the Board adopted Governance Guidelines for the Company. A copy of such Guidelines may be found in the “Investor Relations” — “Corporate Governance” section of the Company’s website located at www.harrisinteractive.com. The Guidelines generally describe the respective roles and responsibilities of the Board of Directors and management and the expectations of individual directors. The Guidelines, among other matters,

•	require a substantial majority of the Board to be independent,

•	continue the Company’s current practice of having both a Chairman of the Board of Directors and a Lead Director, both of whom are independent,

•	require a member of management to resign from the Board upon termination of employment unless otherwise determined by the Nominating and Governance Committee,

•	require a non-employee director whose employment status, position, or business or professional association changes to notify the Nominating and Governance Committee, which will consider that factor at the time it considers whether to re-nominate the director,

•	establish a general policy that directors should limit their service on boards of publicly traded companies to no more than five (including the Company’s Board), and should limit their service on audit committees of such companies to no more than three (including the Company’s Audit Committee), and requires the Nominating and Governance Committee to take any exceptions into account at the time it considers whether to re-nominate the director,

•	create an expectation that each director will attend at least one director education program each year,

•	establish guidelines for Board operations,

•	require that a meaningful portion of non-employee director compensation will be provided in, or based upon, the Company’s stock in order to align interests of directors with those of the stockholders,

•	require directors to hold at least 25,000 shares of the Company’s common stock, of which at least 10,000 should be purchased either directly or through exercise of options, subject to a phase-in process, and

•	require directors to attend the annual meeting of stockholders absent compelling circumstances preventing such attendance.

In addition, the Governance Guidelines establish a majority vote standard for directors, as described below.

Majority Vote Policy

The Board of Directors has adopted the following policy providing for resignation of a director upon receipt of a greater number of “Withhold” votes than “For” votes in an election of directors.

In an uncontested election of directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the stockholder vote.

The Nominating and Governance Committee of the Board of Directors will promptly consider the resignation submitted by a director receiving a greater number of votes “withheld” than votes “for” his or her election, and will recommend to the Board of Directors whether to accept or reject the tendered resignation. In making its recommendation, the Nominating and Governance Committee may consider any factors or other information that it considers appropriate and relevant, including without limitation, any known stated reasons why stockholders “withheld” votes for election from such director, the length of service and qualifications of the director, the director’s contributions to the Company, and this policy. The Board of Directors will act to accept or reject the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation and any other information and factors it deems relevant, within 90 days after the date of certification of the election results. Promptly after making its decision, the Board of Directors will publicly disclose, by a filing with the SEC, its decision regarding the tendered resignation and the rationale behind it.

Any director who tenders his or her resignation pursuant to this provision will not participate in the Nominating and Governance Committee recommendation or Board consideration as to whether or not to accept the tendered resignation.

If one or more director’s resignations are accepted by the Board of Directors, the Nominating and Governance Committee will recommend to the Board of Directors whether to fill such vacancy or vacancies pursuant to the provisions of Article III, Section 5 of the Bylaws of the Company, or to reduce the size of the Board of Directors pursuant to the provisions of Article III, Section 1 of the Bylaws of the Company. If the Board of Directors determines to fill such vacancy or vacancies, the Nominating and Governance Committee will nominate a person or persons to fill such vacancy or vacancies for consideration by the Board of Directors.

If a director’s resignation is not accepted by the Board of Directors, such director will continue to serve until the expiration of his or her term, or his or her earlier resignation or removal.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C promulgated by the SEC or the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act. The information contained in this Audit Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act, except to the extent Harris Interactive specifically incorporates it by reference.

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2007, included in the Company’s Annual Report on Form 10-K, with the Company’s management,

•	discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as adopted by the Public Accounting Oversight Board in Rule 3600T, and

•	received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Accounting Oversight Board in Rule 3200T, discussed with PwC its independence, and concluded that PwC is independent from the Company and its management.

Based upon its review and discussion with management and the Company’s independent registered public accountants, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

Submitted by the Audit Committee of the Board:

Mr. Stephen D. Harlan (Chairman)
Mr. David Brodsky
Mr. James R. Riedman
Mr. Howard L. Shecter

COMPENSATION COMMITTEE REPORT

The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C promulgated by the SEC or the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act. The information contained in this Compensation Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act, except to the extent Harris Interactive specifically incorporates it by reference.

The Compensation Committee:

•	has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with the Company’s management, and

•	based upon such review and discussion, recommended to the Board that such Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board:

Mr. James R. Riedman (Chairman)
Mr. David Brodsky
Mr. Howard L. Shecter
Mr. Antoine G. Treuille

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Under the direction of the Compensation Committee, the Company has designed a compensation program for its NEOs (defined below in “Compensation of Directors and Executive Officers”) intended to balance the need to provide compensation competitive with that provided by the Company’s peers with accountability for performance. The program provides:

•	cash base compensation and contractual protections competitive within the industry, designed to enable the Company to recruit and retain highly qualified individuals,

•	cash bonus incentives that directly link pay to performance, designed to motivate executives to deliver superior results, and

•	long term equity incentives, specifically stock options and restricted stock awards, designed to align the interests of Company executives with those of Harris Interactive’s stockholders in achieving long-term growth.

While the compensation programs are designed to deliver competitive total compensation by setting targets at approximately the median level of peer group total compensation, the Compensation Committee also believes that it is important to have flexibility to reward performance and to adjust for evolving business conditions. Generally, the Compensation Committee does not adhere to rigid formulas or react to short-term changes in business performance in determining the mix of compensation elements. It relies on the formulaic achievement of financial goals only in the instance of the Company’s Corporate and Business Unit cash bonus plans, and only in part within those plans.

Consistent with the Committee’s focus on encouraging collaboration at all levels of the Company, the types of compensation and benefits provided to the NEOs are similar in most respects to those provided to the Company’s other executives. The Compensation Committee avoids providing significant perquisites to NEOs, and has provided only limited severance and change of control protection.

Implementing the Compensation Committee’s Objectives

Overall Competitive Compensation Package

The Company’s compensation programs are designed to deliver competitive total compensation by setting targets at approximately the median level of “Peer Group” total compensation. The Compensation Committee benchmarks not only total compensation but also individual elements (such as base salaries, annual incentive compensation, and equity-based incentives) against those of the Peer Group and other published survey sources. For fiscal 2007, the Peer Group consisted of Arbitron Inc., Autobytel Inc., Forrester Research, Inc., Gartner, Inc., Greenfield Online, Inc., ICT Group, Innotrac Corp., Keynote Systems, Inc., Mapinfo Corp., Netratings Inc., PDI, Inc., Rentrak Corp., Source Interlink Cos., and inVentiv Health, Inc.. Other survey sources consulted included ECS-Watson Wyatt Data Services — 2006/2007 Survey of Top Management Compensation, and Mercer Executive Compensation Services — 2006 Executive Benchmark Database.

Individual factors affecting overall compensation for the Company’s NEOs include:

•	level of responsibility and experience,

•	achievement of established individual goals,

•	leadership qualities,

•	operational performance, and

•	fostering the importance of high standards of ethical and legal compliance throughout the Company.

NEOs with business unit responsibility are also measured by achievement of targeted client satisfaction scores.

Mix of Types of Compensation

The Compensation Committee strives to achieve an appropriate mix between types of compensation in order to meet the Company’s objectives. Any apportionment goal is not applied rigidly and does not control compensation decisions. Rather, the Compensation Committee assesses an executive’s total compensation opportunities and whether the Company has provided the appropriate mix of incentives to remain competitive, reward recent results, and motivate long-term performance. The Committee therefore balances compensation elements that provide a competitive base with those that provide pay for financial performance and those that are aligned with long-term performance of the Company’s stock.

The Compensation Committee applies a different mix of base salary and cash bonus compensation to different executive officer positions, which it reviews each year. Cash bonuses range from 50% of base salary for the Chief Executive Officer to approximately 31% of base salary for most group presidents. In order to reach and exceed mean Peer Group total cash compensation, NEOs would need to earn a combination of base salary and performance-based bonus compensation. In addition, subject to then-existing circumstances, the Compensation Committee generally targets making equity grants to employees and directors of the Company of between 1.5% and 2% of outstanding common shares on an annual basis. Of those grants, approximately 65% are targeted for executive officers, with the aggregate of all grants in a particular fiscal year targeted to include a mix of approximately 60% non-qualified stock options and 40% shares of restricted common stock.

Base Salary — Remaining Competitive

Base salary is part of each executive’s compensation package because the Compensation Committee believes that the Company must guarantee a fixed portion of cash compensation in order to remain competitive in recruiting and retaining executives. Competitive pay practices are the primary determinant of the range within which individual salaries are set.

Base salaries are established using Peer Group median compensation as a reference point, and taking into account the level of responsibility and role of the individual NEO. Adjustments are made on a subjective basis taking into account Peer Group references and the executive’s performance. The Compensation Committee reviews base salaries annually, and in the interim if an NEO’s position and responsibilities change. Salaries are not automatically increased if the Committee believes that a raise is not warranted by either individual or Company performance, or that other forms of compensation are more appropriate to further stated objectives.

For example, Gregory T. Novak’s base salary has changed in connection with changes in his responsibilities in the Company. His salary was increased to $368,000 in fiscal 2004 upon his promotion to President and Chief Operating Officer. It was again increased in fiscal 2005 to $425,000 upon him being named Acting Chief Executive Officer and in fiscal 2006 to $475,000 upon his appointment as Chief Executive Officer. In addition to increases related to changes in responsibility, Mr. Novak’s salary was increased from $475,000 to $500,000 at the end of fiscal 2006 in order to keep his base salary competitive with the Peer Group. By contrast, salaries of NEOs who did not have a change in responsibilities in fiscal 2007 were reviewed based upon individual and overall Company performance and Peer Group reports. No NEO received a base salary increase for fiscal 2008.

Cash Bonus Plan — Linking Compensation to Performance

The Company’s cash bonus plans are designed to directly link executive officer’s, including NEO’s, pay to Company, and in some cases specific business unit, performance. Actual payouts under the plans are determined through targeted levels of achievement for specified metrics. The metrics are intended to be those most closely linked to Company performance objectives over which the Compensation Committee believes the plan participants have the most direct control.

NEO participation in the Company’s cash bonus plans was as follows:

	Corporate Bonus	Business Unit
Name	Plan	Bonus Plan

Gregory T. Novak	100%	—
Ronald E. Salluzzo	100%	—
Leonard R. Bayer	100%	—
David B. Vaden	FY 2007 — 50%	FY 2007 — 50%
	FY 2008 — 0%	FY 2008 — 100%
George H. Terhanian	—	100%

Under the Corporate Bonus Plan, a fixed dollar pool of $945,000 is established. The actual payout from the pool increases or decreases based upon achievement of pre-set metrics. For NEOs, the applicable metric in fiscal 2007 was pre-tax profits, and in fiscal 2008 will be “Adjusted EBITDA” (EBITDA adjusted to remove the effect of non-cash stock-based compensation expense). Each participant in the Corporate Bonus Plan is allocated a specified percentage of the pool.

In order for a participant in the Corporate Bonus Plan to achieve his or her full personal target bonus, pre-tax earnings in fiscal 2007, or Adjusted EBITDA in fiscal 2008, would have to be 4% greater than budget. Based upon better or worse performance, bonus payouts can increase or decrease. Absent any discretionary allocation, 64% of targeted bonus pool is payable if performance is equal to budget. No bonus was payable if performance was less than 85% of budget in fiscal 2007 and for fiscal year 2008, no bonus is payable if performance is less than 90% of budget.

Under the Business Unit Bonus Plan, individual metrics are established for each participant. The following percentages of the bonus for each NEO paid out of the Business Unit Bonus Plan are based upon the following metrics:

Name	Fiscal Year	% — Metric(1)

David B. Vaden	2007	100% — Metrics related to research operations(2)
	2008	25% — Company-wide Adjusted EBITDA(3)
		65% — Budgeted operating income for North America operations(4)
		10% — Evaluation of performance against individual management objectives
George H. Terhanian	2007	25% — Company-wide Adjusted pre-tax profit(3)
		65% — Budgeted operating income for European operations(4)
		10% — Evaluation of performance against individual management objectives
	2008	25% — Company-wide Adjusted EBITDA(3)
		65% — Budgeted operating income for European operations(4)
		10% — Evaluation of performance against individual management objectives

(1)	Mr. Vaden’s bonus may be increased by up to 15% or decreased by as much as 10% based upon actual client satisfaction scores in North America. Dr. Terhanian’s bonus may be increased by up to 10% or decreased by as much 5% based upon actual client satisfaction scores in Europe.

(2)	Related to the 50% portion of his bonus paid out of the Business Unit Bonus Plan. He participated in the Corporate Bonus Plan for the remaining 50% of his bonus opportunity.

(3)	Same sliding scale as applicable to the Corporate Bonus Plan

(4)	Absent any discretionary allocation, 100% of targeted bonus is payable if performance is equal to budget. No bonus is payable if performance is less than 70% of budget. Between 70% and 100% performance, a sliding scale applies (for example, 40% payout at 70% of budgeted performance and 70% payout at 90% of budgeted performance).

In fiscal 2007 the Corporate Bonus Plan did not have a discretionary component, and a small percentage of the pool under the Company’s other bonus plans including the Business Unit Bonus Plan was discretionary for allocation within the particular plan. Beginning in fiscal 2008, up to $850,000 under all of the Company’s bonus plans, including the Corporate Bonus Plan, will be available to be awarded to the participants in any of those plans in the discretion of the Chief Executive Officer, subject in the case of executive officers to approval by the Compensation Committee.

Target bonuses for each of the NEOs as compared to payouts for fiscal 2007 were as follows:

Name	Fiscal 2007 Target($)	Fiscal 2007 Payout($)

Gregory T. Novak	250,000	96,048
Ronald E. Salluzzo	150,000	57,629
Leonard R. Bayer	100,000	51,866
David B. Vaden	135,000	94,294
George H. Terhanian	75,000	71,197

Messrs. Vaden and Terhanian received a higher percentage of target bonus than the other NEOs because of higher achievement of objectives under the Business Unit Bonus Plan. For fiscal 2008, Mr. Vaden’s target bonus was increased to $150,000 based upon his change of position to President, North America and Global Operations, and Dr. Terhanian’s target bonus was increased to $100,000 based upon his performance in fiscal 2007.

The Compensation Committee reserves the right to modify the payouts that would otherwise be applicable under the Corporate Bonus Plan, such as to include or exclude items in the pre-tax profit or Adjusted EBITDA calculation that were unexpected and that the Committee believes would cause the calculation, strictly applied, to be unfair to the NEOs or the Company. In fiscal 2007, the Committee exercised its discretion to re-allocate approximately $800,000 in bonus pool funds between the Corporate and Business Unit Bonus Plans to avoid what the Committee believed to be an unfair result to specific employees. Based upon overall Company performance, the reallocation was intended to keep actual bonuses well below target levels, particularly among NEOs who participate only in the Corporate Bonus Plan, but to compensate for the structure of the plans that would have prevented the payment of any bonus to executives whose individual efforts during the year, in the judgment of the Committee, merited a limited cash incentive compensation payment.

Equity Incentive Compensation — Aligning Compensation with Stockholder Value

The Compensation Committee seeks to align the interests of the Company’s NEOs with those of its stockholders by providing a significant portion of total compensation in the form of equity grants, generally through the Company’s 1999 Incentive Plan. The Committee also uses equity awards as incentives for NEOs to continue employment with the Company over the longer term, as such awards generally include four-year vesting schedules.

Historically, the Company’s equity grants were only in the form of stock options, under which executives recognize value commensurate with increases in long-term stockholder value. More recently, the Compensation Committee also has made restricted stock grants. Restricted stock provides immediate value to the NEO, but places him or her at risk for actual losses in the event that stockholder value decreases. Both stock options and restricted stock link compensation to long-term performance. Both also have a retentive effect because they vest over a period of time. Beginning in fiscal 2008, restricted stock granted to NEOs also will be more closely linked to individual performance as well as stockholder value because vesting will require not only continued service but also achievement of specific performance targets identified by the Compensation Committee at the time of the grant.

The equity incentives provided to each individual are based upon industry competitive practices, advice from consultants, and judgments made by the Compensation Committee as to relative position, responsibilities, and historical and expected contributions to the Company, taking into account existing stock ownership and previous stock-based grants. Primary weight is given to relative rank and responsibilities. Initial grants designed to recruit an executive officer to join the Company have been based on negotiations with the officer and reference to historical option grants to existing executive officers.

The Compensation Committee weighs the cost of equity grants with their potential benefits as a compensation tool. The Committee believes that issuing equity-based awards on an annual basis in an aggregate range less than or equal to 2% of the total shares outstanding of the Company’s stock is appropriate. The current practice is to provide the bulk of equity incentives to the executive officers whose individual performance has the greatest impact on overall Company performance. As such, the Compensation Committee targets approximately 65% of annual grants for the executive officer group, but reserves the right to change its targets from time to time.

Beginning in fiscal 2006, the Compensation Committee targeted an approximate mix of 60% stock options and 40% restricted stock as providing an effective balance between providing retentive value to the Company’s NEOs and further incentivizing the NEOs to deliver long-term value to the Company’s stockholders. Stock options incentivize the delivery of long-term value to stockholders because they only have value to the NEOs to the extent that the price of the Company’s stock on the date of exercise exceeds the exercise price on the grant date. Their retentive value is limited because they have value only if the stock price increases over the term of the award. Restricted stock has more retentive value than stock options because it offers immediate value to executives which can be lost if the executive does not remain with the Company until the restrictions lapse. In addition, restricted stock closely aligns the interests of NEOs with stockholders because NEOs suffer the same loss of value as other stockholders if the Company’s stock price declines. Thus, restricted stock serves not only to reward and retain executives, but also to place them at risk for decreases in stockholder value.

Stock options are granted at fair market value and generally vest over a four-year period. 25% become exercisable on the one-year anniversary of the grant date, with the remainder vesting ratably over the remaining 36 months.

The Compensation Committee awards restricted stock at the market price on the date of grant, typically with a four-year forfeiture schedule. Historically, forfeitures lapsed on the same schedule as the Committee uses for stock option vesting. Starting in fiscal 2008, forfeitures of 25% of restricted stock awards will lapse on each of the first four anniversaries following the award date. Of the NEOs, only Mr. Vaden, the Company’s President, North America and Global Operations, received grants of stock options and restricted stock in fiscal 2007. The grants were made in consideration of his assumption of increased corporate duties.

Beginning in fiscal 2008, restricted stock awards to certain NEOs may fully vest in less than four years and generally will include performance-based vesting requirements in addition to the continued service requirement. To that end, awards of shares of restricted stock made on August 31, 2007 to Messrs. Novak, Salluzzo, and Terhanian will be forfeited unless the Company achieves 20.3% year-over-year revenue growth, adjusted for acquisitions, in fiscal 2008 with minimum Adjusted EBITDA of 9.5%. For performance above the minimum thresholds, the shares will vest proportionately with better results based upon a 60% Adjusted EBITDA-40% revenue growth weighted average. For example, with 25.1% year-over-year revenue growth, adjusted for acquisitions in fiscal 2008, and 11.7% Adjusted EBITDA, 100% of the award will vest on August 31, 2008. The Committee believes that performance-based awards provide additional linkage between executive compensation and longer term growth of the Company.

Pursuant to the terms of the Company’s 1999 Long Term Incentive Plan (and the 2007 Long Term Incentive Plan, if approved by the stockholders), all of the equity awards granted by the Company vest immediately upon a change in control of the Company. The Compensation Committee believes that the vesting schedule contributes to the Company’s ability to retain executives and motivate long-term performance. Vesting upon a change of control provides an incentive to employees to remain with the Company during a transition period in the event the Board decides to pursue a change of control transaction, and recognizes that the linkage between performance and stockholder value will not be the same after the change of control.

Other Compensation

Deferred Compensation Plans

The Company does not offer any deferred compensation plans to its executives other than the 401(k) Plan available to all employees, described below.

401(k) Plan

The Company maintains a 401(k) Plan for its employees, including executive officers, to encourage employees to save some percentage of their cash compensation, through voluntary deferrals, for their eventual retirement. The 401(k) Plan permits employees to make such deferrals in a tax efficient manner. The Company may, in its discretion, match employee deferrals. For fiscal 2007, the Company made matching contributions equal to up to 100% of the first 6% of compensation deferred by employees (subject to IRS limits and non-discrimination testing).

Perquisites and Other Benefits

Incidental to their employment by, and the nature of their duties to the Company, the NEOs receive some compensation in the forms of perquisites and personal benefits. For fiscal 2007, of the Named Executive Officers, only Dr. Terhanian received total perquisites that exceeded $10,000. The most common forms of perquisites provided by Harris Interactive to its NEOs are additional life insurance and reimbursement of attorney’s fees in connection with negotiation of employment agreements, the cost of which is disclosed below. The Committee believes providing additional protection for the families of the Company’s NEOs alleviates personal concerns and focuses their attention on the business of the Company. Dr. Terhanian receives certain perquisites related to his Company-requested temporary relocation to Europe, including an apartment allowance, two round-trip coach class airfares to the United States for personal visits, and assistance with tax filings. The aggregate amount of such perquisites received by Dr. Terhanian during fiscal 2007 is included in the Summary Compensation Table below.

Post-Termination Compensation

The Company has entered into employment agreements with certain of its executives, including each of the NEOs. These agreements provide for certain severance payments if the executive’s employment terminates without cause or for good reason, including such a termination in the first year following a change in control. The same severance is provided if an NEO’s employment agreement is not renewed by the Company at the end of each annual term. In addition, if there is a change in control, all equity based compensation automatically vests.

The Compensation Committee believes that these arrangements are important as a recruitment and retention device, as most of the companies with which Harris Interactive competes for executive talent have similar agreements in place for their executives. In addition, to the extent that these arrangements apply to a change of control, they help alleviate any concern NEOs might have regarding their own continued employment following any change, and also help incentivize the NEOs to remain with the Company to assist in any change of control transaction the Board determines is appropriate to pursue.

The Company links severance benefits to agreements by the NEOs not to disclose the Company’s confidential information, not to engage in certain competitive activities, and not to solicit the Company’s employees, customers, and acquisition prospects. An executive will forfeit the right to receive post-termination compensation if restrictive covenants in the employment agreements are breached. The Compensation Committee believes that these provisions provide important protection for the Company’s proprietary information and business.

In the case of Leonard R. Bayer, the Company’s Executive Vice President, Chief Scientist, and Chief Technology Officer, the Company has agreed to compensate Mr. Bayer if he enters into a post-termination 27-month consulting arrangement to provide the Company with transitional access to Mr. Bayer’s knowledge of the industry and Harris Interactive’s proprietary technologies and methodologies.

The Compensation Committee also considers the cost and tax and accounting implications of post-termination payment arrangements. Among other factors, the Committee balances protection of its executives upon a change of control with protection for the Company by making severance payments available only if the executive is actually terminated without cause or leaves for good reason after the change of control (a so-called “double-trigger” precondition). The Committee also limits the excess parachute payment protection, described in “Tax and Accounting Considerations” below, to the Chief Executive Officer, Chief Financial Officer, and President, North America and Global Operations. It further limits any such reimbursement for only the initial excise tax imposed and the initial tax on such reimbursement, if any.

Role of Compensation Committee and CEO; Procedures for Determination of Compensation

The Compensation Committee has primary responsibility for assisting the Board in developing and evaluating potential candidates for executive positions, including the CEO, and for overseeing the development of executive succession plans. The Compensation Committee oversees the design, development and implementation of the compensation for the CEO and the other NEOs.

For the CEO, the Nominating and Governance Committee of the Board approves goals and objectives. The Board Chairman and the Compensation Committee conduct a thorough performance evaluation of the CEO in light of the established goals and objectives, including among others interviews with persons with whom the CEO has regular interaction. The Compensation Committee then recommends all forms of CEO compensation, taking into account the goals and objectives of the Company’s overall compensation program, to the Nominating and Governance Committee of the Board which has final approval authority over his compensation package as well as the target goals and objectives against which his performance will be measured.

For other executive officers, the CEO and the Compensation Committee together assess performance. The CEO and the Executive Vice President, Human Resources make initial recommendations regarding compensation of each executive officer. The Compensation Committee reviews the recommendations, makes any adjustments it deems appropriate in its discretion, and exercises its final approval authority over all compensation for executive officers. The executive officers do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO and Executive Vice President, Human Resources.

From time to time, the CEO and the Executive Vice President, Human Resources recommend equity awards to be made under the 1999 Incentive Plan and may continue to do so under the 2007 Incentive Plan. The Compensation Committee, which has exclusive authority to make such awards to the CEO and other executive officers, considers such recommendations, information provided by compensation consultants, and other factors in determining whether to make such awards.

Role of Compensation Consultants

Neither the Company nor the Compensation Committee has an on-going contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of senior executive or director compensation. In the past, the Company, through its Human Resources department, and the Compensation Committee have together discussed with outside compensation consultants the design of programs that affect senior executive officer compensation. In fiscal 2007, the Compensation Committee determined that all consultants dealing with executive and director compensation must be retained by and report directly to the Committee.

In fiscal 2007, the Burke Group was engaged to provide guidance to the Compensation Committee with respect to structuring performance-based restricted stock awards. The Burke Group was asked to provide information as to practices employed by benchmark and peer companies, to review structural alternatives, and to advise the Compensation Committee as to the potential efficacy of the various alternative structures in achieving the Company’s compensation goals. The Burke Group worked with the Executive Vice President, Human Resources but reported directly to the Compensation Committee.

The Compensation Committee is currently soliciting proposals from compensation consultants who can assist the Committee in a comprehensive review of its contractual and other arrangements with its executives. Among others, the Committee will solicit advice as to, and review, the relationship among all forms of Company compensation, the Company’s equity awards structure and practices and the structure of the Company’s post-termination and change in control arrangements.

Equity Grant Practices

The Compensation Committee has established a policy regarding the dates for making grants of options and restricted stock to existing employees under the 1999 Incentive Plan, and will continue the policy under the 2007 Incentive Plan if it is approved by the stockholders. Except in the case of awards made in connection with acquisitions or other extraordinary circumstances, awards are made only on the 15th calendar day of the month in which quarterly results are publicly announced or, if results are not announced by that time, seven days following their public release. These dates were established so that grants would be effective at a time when the Company expects the most current information regarding its performance to be available to the public market. However, because the award dates are pre-determined, some awards may be made at a time when the Company is in possession of material non-public information. The exercise price of each stock option awarded under the 1999 Incentive Plan was, and if approved the 2007 Incentive Plan will be, the closing price of the Company’s stock on the date of grant.

The Compensation Committee administers the 1999 Incentive Plan and would administer the 2007 Incentive Plan, taking into account recommendations from management. The Committee selects those individuals to whom equity-based awards should be granted and the amount and terms of those awards. The Compensation Committee has delegated authority to the Chief Executive Officer and Executive Vice President, Human Resources, acting together, to make limited levels of stock option awards to employees who are not executive officers; and to the Chief Executive Officer, acting as a Committee of the Board, to make limited levels of restricted stock grants to employees who are not executive officers. In general, the Committee will make restricted stock awards itself when practical. The specific delegation of authority is described in more detail below in “Proposal No. 2 — “Summary of the Provisions of the 2007 Incentive Plan — Plan Administration; Grant Dates, Grant Prices.”

Stock Ownership Guidelines

The Compensation Committee adopted guidelines for stock ownership for certain executive officers during fiscal 2007. The guidelines will require each of Messrs. Novak, Salluzzo, Bayer, and Vaden to own Company stock with a value equal to one-times base salary by July 1, 2013. Any person appointed in the future to serve as Chief Executive Officer, Chief Financial Officer, Chief Technology Officer, Chief Operating Officer, or Chief Operations Officer (if any) must meet the same requirement within five years after the date of appointment to the covered position. Shares held in the Company’s 401(k) Plan, existing Employee Stock Purchase Plan (the “1999 Purchase Plan”), and 2007 Purchase Plan (if approved by stockholders), as well as vested and unvested non-performance-based restricted stock, would count toward the requirement, but unexercised stock options and unvested performance-based restricted stock would not.

The Company’s policies prohibit all insiders, including NEOs, from hedging the risk associated with stock ownership without express consent of the Board of Directors.

Tax and Accounting Considerations

Section 162(m) of the IRC generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other highest paid executive officers, excluding performance-based compensation. Through June 30, 2007, this provision has not limited the Company’s ability to deduct executive compensation. The Compensation Committee will continue to monitor the potential impact of Section 162(m) on the Company’s ability to deduct executive compensation. The 1999 Incentive Plan and the 2007 Incentive Plan have been designed, and are intended to be administered, in a manner that will enable the Company to deduct compensation attributable to options and certain other awards thereunder, without regard to the deduction limitation established by Section 162(m).

Section 409A of the IRC generally changes the tax rules that affect most forms of deferred compensation that were not earned and vested prior to 2005, and imposes an additional tax on certain forms of deferred compensation. The Committee takes Section 409A into account in determining the form and timing of compensation paid to the Company’s executives, and Section 409A is generally not applicable to the compensation provided by the Company.

Sections 280G and 4999 of the IRC limit the Company’s ability to take a tax deduction for certain “excess parachute payments” (as defined in Sections 280G and 4999) and impose excise taxes on each executive that receives “excess parachute payments” in connection with his or her severance from the Company in connection with a change in control. The Compensation Committee considers the adverse tax liabilities imposed by Sections 280G and 4999, as well as other competitive factors, in structuring certain post-termination compensation payable to the Company’s NEOs. The Committee balances the potential adverse tax consequences to the Company and the executive by limiting the extent of reimbursement to executives for excise taxes on excess parachute payments.

The Company expenses stock option and restricted stock grants under Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment, and has done so since adopting SFAS No. 123(R) on July 1, 2005. More information regarding the application of SFAS No. 123(R) by the Company may be found in Note 13 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Named Executive Officers

Information in this section is provided for our Chief Executive Officer, Chief Financial Officer, and the three other executive officers most highly compensated in fiscal 2007, determined using the methodology for determining “total compensation” provided by the SEC (collectively, our “NEOs”). The following table sets forth the name, age and position of the Company’s NEOs, each of whom have been appointed by and are serving at the pleasure of our Board:

Name	Age	Position

Gregory T. Novak	45	President and Chief Executive Officer
Ronald E. Salluzzo	56	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Leonard R. Bayer	57	Executive Vice President, Chief Scientist and Chief Technology Officer
David B. Vaden	36	President, North America and Global Operations
George H. Terhanian, PhD	43	President, Harris Interactive Europe and Global Internet Research

The business experience of each of the NEOs, as well as information regarding the other executive officers of the Company, is set forth in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2007.

Summary Compensation Table

The following table and accompanying footnotes provide information regarding compensation for our NEOs for fiscal year 2007:

		Salary		Stock Awards	Option Awards	All Other
Name and Principal Position	Year	($)(1)	Bonus($)	($)(2)	($)(3)	Compensation($)(4)	Total($)

Gregory T. Novak President and Chief	2007	493,269	96,048	—	748,169	7,170	1,344,656
Executive Officer
Ronald E. Salluzzo Executive Vice	2007	332,308	57,629	—	354,200	6,656	750,793
President and Chief
Financial Officer
Leonard R. Bayer Executive Vice	2007	329,538	51,866	—	12,150	7,095	400,649
President, Chief
Scientist, and Chief
Technology Officer
David B. Vaden President, North	2007	306,731	94,924	65,091	353,204	6,038	825,988
America and Global
Operations
George H. Terhanian President, Harris	2007	275,408	71,197	—	21,870	35,855	404,330
Interactive Europe
and Global Internet
Research

(1)	Reflects base salary earned during fiscal year 2007 and includes amounts deferred by the NEOs in accordance with the provisions of the Company’s 401(k) Plan.

(2)	Reflects the dollar amount recognized in fiscal year 2007 in accordance with SFAS No. 123(R) for financial statement reporting purposes related to restricted stock, and therefore may include awards made in prior fiscal years for which forfeiture restrictions lapsed in fiscal 2007. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information as to the assumptions made in valuation, see Note 13 to the financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007. See the Grants of Plan Based Awards table below for information on awards of restricted stock granted in fiscal 2007.

(3)	Reflects the dollar amount recognized in fiscal year 2007 determined in accordance with SFAS No. 123(R) for financial statement reporting purposes related to stock options and therefore may include awards made in prior fiscal years that vested in fiscal 2007. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information as to the assumptions made in valuation, see Note 13 to the financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007. Amounts reflected above are based on the Company’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the NEOs. See the Grants of Plan-Based Awards table below for information on options granted in fiscal 2007.

(4)	Includes the following 401(k) matching contributions and life insurance premiums (for coverage in addition to that provided to all Company employees) for fiscal 2007. Perquisites and other personal benefits aggregating less than $10,000 in fiscal 2007 are not reflected.

		Life Insurance
	401(k) Match ($)	Premium ($)	Other ($)(5)

Gregory T. Novak	4,000	1,382	1,788
Ronald E. Salluzzo	3,092	1,776	1,788
Leonard R. Bayer	3,554	1,754	1,788
David B. Vaden	4,000	250	1,788
George H. Terhanian	4,000	—	31,855

(5)	The amount shown above for Dr. Terhanian includes $26,880, which represents actual cost of the annual apartment allowance provided to him during fiscal 2007.

Each of the NEOs is a party to an employment agreement with the Company that covers, among other items, the non-equity based compensation described above. The material terms of such employment agreements are discussed below in “Employment Agreements” and in “Potential Payments Upon Termination or Change in Control.” For further discussion regarding the determination of base salary and incentive compensation within the context of total compensation, see “Compensation Discussion and Analysis — Mix of Types of Compensation” above.

Grants of Plan Based Awards in Fiscal 2007

The following table and accompanying footnotes provide information regarding grants of stock options and restricted stock to our NEOs in fiscal 2007:

Grants of Plan Based Awards in Fiscal 2007

Grant Date Fair
		All Other Stock	All Option Awards:	Exercise or Base	Value of Stock and
		Awards: Number of	Number of Securities	Price of Option	Stock Option
Name	Grant Date	Shares(#)	Underlying Options(#)	Awards($/sh)(1)	Awards$(2)

Gregory T. Novak	—	—	—	—	—
Ronald E. Salluzzo	—	—	—	—	—
Leonard R. Bayer	—	—	—	—	—
David B. Vaden	2/15/2007	—	125,000	5.31	426,375
	5/15/2007	—	300,000	5.69	1,062,000
	5/15/2007	100,000	—	—	569,000
George H. Terhanian	—	—	—	—	—

(1)	Reflects exercise price for stock options granted, which was the closing market price of the Company’s stock on the grant date.

(2)	Reflects full grant date fair value under SFAS No. 123(R) of the restricted stock and the stock options granted. For restricted stock, fair value is calculated using the closing market price of the Company’s stock on the date of grant. For stock options, fair value is calculated using the Black Scholes value on the date of grant. For additional information as to the assumptions made in valuation, see Note 13 to the financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

Stock awards reflected in the table above represent awards of time-based restricted stock. Stock options reflected in the table were issued at fair market value on the date of the grant and have a ten year term. In the case of both restricted stock and options:

•	25% of each award vests on the one-year anniversary date of the grant and the balance vests ratably on a monthly basis over the following 36 months;

•	vesting is accelerated upon the occurrence of a change in control of the Company, and all unvested restricted stock and options fully vest upon such an event;

•	vesting ceases with respect to restricted stock if the executive’s employment is terminated for any reason (voluntary or involuntary, including by reason of death or disability);

•	vesting ceases with respect to options if the executive’s employment is terminated for any reason (voluntary or involuntary) other than by reason of death or disability, and is accelerated upon the executive’s death or disability; and

•	the award agreements for restricted stock and options provide that the restricted stock and options are forfeited if the executive violates confidentiality, non-compete, and non-solicitation restrictions.

Outstanding Equity Awards at 2007 Fiscal Year End

The following table provides information regarding unexercised stock options and unvested restricted stock awards held by our NEOs as of June 30, 2007.

Outstanding Equity Awards at 2007 Fiscal Year End

			Option Awards				Stock Awards
			Number of	Number of				Market Value
			Securities	Securities			Number of	of Shares or
			Underlying	Underlying			Shares or	Units of
			Unexercised	Unexercised		Option	Units of Stock	Stock That
			Options(#)	Options(#)	Option	Expiration	That Have Not	Have Not
Name	Grant Date		Exercisable	Unexercisable	Exercise Price($)	Date	Vested(#)	Vested($)(7)

Gregory T. Novak	7/22/1999	(1)	18,000	—	1.26	7/21/2009	—	—
	9/12/2002	(2)	50,000	—	2.42	9/11/2012	—	—
	11/7/2003	(2)	—	100,000	7.50	11/6/2014	—	—
	7/27/2004	(3)	—	13,855	6.27	7/26/2014	—	—
	11/9/2004	(4)	—	500,000	6.76	11/8/2014	—	—
	5/24/2005	(2)	166,667	153,333	4.39	5/23/2015	—	—
	9/28/2005	(2)	100,625	129,375	4.20	9/27/2015	—	—
Ronald E. Salluzzo	3/6/2006	(2)	—	350,000	5.56	3/5/2016	—	—
Leonard R. Bayer	7/27/2004	(3)	—	24,375	6.27	7/26/2014	—	—
	5/24/2005	(2)	13,021	11,979	4.39	5/23/2015	—	—
David B. Vaden	3/6/2000	(2)	—	30,000	11.00	3/5/2010	—	—
	9/12/2002	(2)	13,125	—	2.42	9/11/2012	—	—
	1/28/2004	(2)	—	125,000	8.05	1/27/2014	—	—
	7/27/2004	(3)	—	3,250	6.27	7/26/2014	—	—
	1/3/2005	(2)	—	100,000	7.94	1/2/2015	—	—
	5/24/2005	(2)	33,854	31,146	4.39	5/23/2015	—	—
	5/31/2006	(2)(5)	15,438	41,563	4.98	5/30/2015	27,708	148,238
	2/15/2007	(2)	—	125,000	5.31	2/14/2017	—	—
	5/15/2007	(2)(5)	—	300,000	5.69	5/14/2017	100,000	535,000
George H. Terhanian	1/1/1998	(6)	28,000	—	0.47	12/31/2007	—	—
	7/22/1999	(2)	56,000	—	3.70	7/21/2009	—	—
	10/25/1999	(2)	—	56,000	7.06	10/24/2009	—	—
	8/13/2002	(2)	125,000	—	2.30	8/12/2012	—	—
	5/24/2005	(2)	23,437	21,563	4.39	5/23/2015	—	—

(1)	Options vested 1/3 on the one-year anniversary of the grant date and 1/3 per year over the following two years. The vesting schedule reflected that generally applicable to grants made prior to September 1999.

(2)	Options vest 25% on the one-year anniversary of the grant date, and the balance vests monthly over the remaining 36 months.

(3)	Options vested immediately on the grant date. No vesting schedule was included because the options were granted in lieu of cash bonuses otherwise fully earned.

(4)	Options vested 25% on March 30, 2005, and the balance vests monthly over the remaining 36 months. The initial 25% vested earlier than the vesting schedule generally used by the Compensation Committee because the effective date of the option grant was delayed pending stockholder approval of the addition of sufficient shares to the 1999 Incentive Plan to cover the award.

(5)	Shares of restricted stock vest 25% on the one-year anniversary of the grant date, and the balance vests monthly over the remaining 36 months.

(6)	Options became fully vested on December 7, 1999, the date of the Company’s Initial Public Offering.

(7)	Value is based on the market value of $5.35 for the Company’s common stock, the closing market price of such common stock as reported by NASDAQ on June 29, 2007, the last trading day of fiscal 2007.

Options Exercised and Stock Vested in Fiscal 2007

The following table provides information with regard to the amounts paid or received by the NEOs during fiscal 2007 as a result of the exercise of stock options or the vesting of restricted stock awards.

Fiscal 2007 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Number of
Shares
	Acquired on	Value Realized on	Number of Shares	Value Realized on
Name	Exercise(#)(1)	Exercise($)(2)	Acquired on Vesting(#)(3)	Vesting($)(4)

Gregory T. Novak	—	—	—	—
Ronald E. Salluzzo	—	—	—	—
Leonard R. Bayer	—	—	—	—
David B. Vaden	—	—	10,292	57,342
George H. Terhanian	—	—	—	—

(1)	Reflects the number of stock options exercised by the NEOs during fiscal 2007.

(2)	Reflects the market value at the time of exercise of the shares purchased less the exercise price paid.

(3)	Reflects the shares of common stock acquired upon vesting by the NEOs during fiscal 2007. With respect to Mr. Vaden, 9,500 shares vested on May 31, 2007, and 792 shares vested on June 30, 2007.

(4)	Reflects the market value of the shares on the respective vesting dates.

Employment Agreements With Executives

The Agreements and Responsibilities of NEOs

Gregory T. Novak serves as President and Chief Executive Officer of the Company pursuant to an Employment Agreement dated April 30, 2007 (the “Novak Agreement”). Ronald E. Salluzzo serves as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company pursuant to an Employment Agreement dated April 30, 2007 (the “Salluzzo Agreement”). Leonard R. Bayer serves as Executive Vice President, Chief Scientist, and Chief Technology Officer of the Company pursuant to an Employment Agreement dated April 30, 2007 (the “Bayer Agreement”). David B. Vaden serves as President, North America and Global Operations of the Company pursuant to an Employment Agreement dated April 30, 2007 (the “Vaden Agreement”). George H. Terhanian, PhD serves as President, Harris Interactive Europe and Global Internet Research of the Company pursuant to an Employment Agreement effective September 1, 2007, (the “Terhanian Agreement”). The Novak Agreement, Salluzzo Agreement, Bayer Agreement, Vaden Agreement, and Terhanian Agreement are collectively referred to as the “Employment Agreements.” The Novak Agreement, Bayer Agreement, Vaden Agreement, and Terhanian Agreement each replaced prior agreements between the respective executives and the Company.

Each of the Employment Agreements provides that the executive will continue to be employed in the position described above; provided, however, his responsibilities and title may be changed to a position no less senior and executive in nature within the Company. In the case of a change in control, his title, reporting line, responsibilities, and duties may be changed in line with the change in the part played by the Company in the controlling person (for example, executive duties may be at a divisional, subsidiary, or group level, if the Company becomes a division, subsidiary, or group within the controlling person).

The Bayer Agreement does not require Mr. Bayer to devote full time efforts to the performance of his duties, but does require him to devote approximately sixty percent of the time and efforts as he devoted to such duties prior to 2005.

Each of Mr. Novak’s and Mr. Bayer’s agreements requires the Nominating and Governance Committee to nominate and recommend him for election as a director at each annual meeting of stockholders coinciding with the expiration of his term as a director, but failure of the stockholders to elect the executive does not constitute a breach of the agreement. The agreements also require Mr. Novak and Mr. Bayer, as applicable, to resign from the Board on the date on which his employment terminates for any reason.

Term and Termination of the Agreements

Each of the Employment Agreements terminates on (i) June 30, 2008 (subject to renewal as described below) or (ii) the executive’s death, unless the executive’s employment is earlier terminated by either party in accordance with the terms of the employment agreement. Each of the agreements provides that on June 30, 2008 and each June 30 thereafter, the executive’s employment will be automatically extended for additional successive one year terms, unless either the executive or the Company gives the other at least three months written notice of non-renewal.

The Company and each executive may terminate the respective employment agreements at any time. Under the Employment Agreements, termination by the Company may be with or without “Cause,” and termination by the executive may be with or without “Good Reason. “Cause” includes:

•	willful failure to perform duties after notice of such failure,

•	willful conduct that is materially and demonstrably injurious to Company,

•	conviction or plea of guilty or nolo contendere to a felony or to any other crime which involves moral turpitude,

•	violation of non-competition, non-solicitation, or confidentiality restrictions,

•	material violation of Company polices, and

•	material breach of terms of the applicable employment agreement.

“Good Reason” includes:

•	material breach of the Company’s obligations, including any assignment of duties not included within the scope provided in the applicable employment agreement,

•	decrease in base salary or target bonus below the levels originally specified in the agreement,

•	certain relocations of principal place of work, and

•	failure of any successor to the Company to be bound by the applicable employment agreement.

The effect of termination of the executive under various circumstances, including with Cause, without Cause, with Good Reason, without Good Reason, on death or disability, and in the case of a change in control, is detailed below in “Potential Payments Upon Termination or Change in Control.”

Base Salary and Bonus

Each of the Employment Agreements provides for base salary and an annual target bonus. The amounts as of the date of each such Agreement, which remain unchanged, are shown below and in the case of Dr. Terhanian are subject to currency adjustment. They are subject to annual review by the Compensation Committee, but not reduction below the amounts shown below:

	Annual Base Salary	Annual Target Bonus

Gregory T. Novak	$500,000	$250,000
Ronald E. Salluzzo	$335,000	$150,000
Leonard R. Bayer	$330,000	$135,000
David B. Vaden	$350,000	$150,000
George H. Terhanian	$299,000	$100,000

The Compensation Committee establishes the annual performance requirements for earning bonuses.

Benefits and Perquisites

Each of the Employment Agreements provides for vacation, expense reimbursement and other employee benefits commensurate with those provided by the Company to its senior executives generally and for reimbursement of up to $2,500 in legal fees in connection with negotiation of his employment agreement. In addition, the agreements provide for Company paid term life insurance, in addition to Company paid term life insurance benefits provided to all executive officers, with annual premiums in the amount of $1,382 for Mr. Novak, $1,776 for Mr. Salluzzo, $1,754 for Mr. Bayer, $250 for Mr. Vaden, and an amount to be determined when a $250,000 term insurance policy is procured for Dr. Terhanian.

The Terhanian Agreement provides for an apartment allowance of a maximum of $2,436 per month, reimbursement for two round trip economy class airfares for personal trips to the United States per year, income tax preparation and assistance during Dr. Terhanian’s assignment in the United Kingdom and final preparation and filing of necessary tax returns upon his return to the United States.

Other Obligations

Each NEO is subject to certain non-competition, non-solicitation and confidentiality covenants contained in his employment agreement, and post-termination payments to him are, in part, in consideration of such obligations. The duration of non-competition and non-solicitation agreements for each executive is described below in “Potential Payments on Termination or Change in Control.”

The Bayer Agreement provides that in the event of termination of Mr. Bayer’s employment due to expiration of the term or for any other reason except death or disability, Mr. Bayer has the option of agreeing to provide transition, advice, and consulting services to the Company for a period of 27 months (the “Consulting Period”). Such services shall be those advisory services reasonably requested from time to time by the Chief Executive Officer of the Company in order to give the Company the benefit of Mr. Bayer’s existing knowledge of the market research industry and the historical operations, products, technologies and methodologies of the Company. The Bayer Agreement further provides that such consulting services (i) shall not involve the degree of effort or responsibility commensurate with Executive’s prior employment duties, (ii) shall not require travel, (iii) shall not require physical presence in the Company’s offices or a set schedule, (iv) shall not require participation in client meetings, and (v) shall not require the production of written work product. In consideration for such services, the Company is obligated to pay Mr. Bayer:

•	the aggregate sum of Six Hundred Sixty Thousand Dollars ($660,000.00), payable in installments of $25,000 each due on the first day of each month, commencing on the first day of the first calendar month after the termination of his employment, and

•	health and medical benefits during the Consulting Period or reimbursement for coverage reasonably comparable to that previously provided by the Company.

The Bayer Agreement imposes confidentiality, non-competition, and non-solicitation restrictions on Mr. Bayer during the Consulting Period.

Potential Payments Upon Termination or Change In Control

Pursuant to the Employment Agreements, the Company is obligated to make certain payments to the applicable executive upon termination of employment, including without limitation by reason of death or disability, or upon a change in control of the Company. Such obligations are summarized in the table below for each covered event.

Post-Termination Payment Summary(1)(2)
Event	Gregory T. Novak	Ronald E. Salluzzo	Leonard R. Bayer	David B. Vaden	George H. Terhanian

Termination Without Cause, By Company At End of Term, or by NEO With Good Reason	(a) 18 months Base Salary if termination is before 6/30/08; 24 months Base Salary if termination is after 6/30/08(8)

(b) Prorated Bonus (4)(10)

(c) Health Benefits: 15 months if termination is before 6/30/08 24 months if termination is after 6/30/08 (8)

(d) Stock Options and Awards Cease Vesting
Total (3): $759,816 Comprised of:
(a) $750,000
(b) $0
(c) $11,779, and
(d) $0	(a) 12 months Base Salary (8)

(b) Prorated Bonus (4)(10)

(c) Health Benefits — 12 months(8)

(d) Stock Options and Awards Cease Vesting
Total (3): $341,177 Comprised of:
(a) $335,000
(b) $0
(c) $6,177, and
(d) $0	(a) $660,000
(6) (8)

(b) Prorated Bonus (4)(10)

(c) Health Benefits — 12 months(8)

(d) Stock Options and Awards Cease Vesting
Total (3): $663,383 Comprised of:
(a) $660,000,
(b) $0,
(c) $3,383, and
(d) $0	(a) 12 months Base

(b) Prorated Bonus (4)(10)

(c) Health Benefits — 12 months(8)

(d) Stock Options and Awards Cease Vesting
Total (3): $357,853 Comprised of: (a) $350,000,
(b) $0,
(c) $7,853, and
(d) $0	(a) 12 months base salary(8)

(b) Prorated Bonus (4)(10)

(c) Health Benefits — 12 months(8)

(d) Stock Options and Awards Cease Vesting
Total (3): $302,383 Comprised of: (a) $299,000,
(b) $0
(c) $3,383, and
(d) $0

Post-Termination Payment Summary(1)(2)
Event	Gregory T. Novak	Ronald E. Salluzzo	Leonard R. Bayer	David B. Vaden	George H. Terhanian

Change of Control	(a) Salary, bonus, and health benefits are same as Termination Without Cause; except:

(b) Severance is 24 months (5)

(c) Health Benefits — 24 months (5)

(d) Stock Options and Awards 100% Vest

(e) 6 Months Out-Placement (5)(9)

(f) Tax Gross-Up (5)(9)
Total assuming no termination of employment: $248,340 (3)
Comprised of (d) $248,340

Total assuming termination of employment: $1,268,082 (3) Comprised of (a) $759,816 (b) $250,000
(c) $3,926
(d) $248,340
(e) $6,000, and
(f) $0(7)	(a) Salary, bonus, and health benefits are same as Termination Without Cause; except:

(b) Stock Options and Awards 100% Vest

(c) 6 Months Out-Placement (5)(9)

(d) Tax Gross-Up (5)(9)
Total assuming no termination of employment: $0 (3)

Total assuming termination of employment: $347,177 (3)
Comprised of: (a) $341,177
(b) $0
(c) $6,000, and
(d) $0(7)	(a) Salary, bonus, and health benefits are same as Termination Without Cause; except:

(b) Stock Options and Awards 100% Vest

(c) 6 Months Out-Placement (5)(9)
Total assuming no termination of employment: $11,500 (3) Comprised of (b) $11,500

Total assuming termination of employment: $677,500 (3)
Comprised of:
(a) $663,383 (6)
(b) $11,500, and
(c) $6,000	(a) Salary, bonus, and health benefits are same as Termination Without Cause; except:

(b) Stock Options and Awards 100% Vest

(c) 6 Months Out-Placement (5)(9)

(d) Tax Gross-Up (5)(9)
Total assuming no termination of employment: $50,278 (3)
Comprised of (b) $50,278

Total assuming termination of employment: $414,131 (3) Comprised of: (a) $357,853 (b) $50,278 (c) $6,000, and
(d) $0(7)	(a) Salary, bonus, and health benefits are same as Termination Without Cause; except:

(b) Stock Options and Awards 100% Vest

(c) 6 Months Out-Placement (5)9)
Total assuming no termination of employment:
$20,700 (3)
Comprised of (b) $20,700

Total assuming termination of employment:
$329,083 (3)
Comprised of:
(a) $302,383
(b) $20,700, and
(c) $6,000

Post-Termination Payment Summary(1)(2)
Event	Gregory T. Novak	Ronald E. Salluzzo	Leonard R. Bayer	David B. Vaden	George H. Terhanian

Termination With Cause by Company or by NEO Without Good Reason	(a) If termination is in second half of fiscal year — Prorated Bonus (4)(10) (b) Stock Options and Awards Cease Vesting Total (3): $0 Comprised of: (a) $0, and (b) $0	(a) If termination is in second half of fiscal year — Prorated Bonus (4)(10) (b) Stock Options and Awards Cease Vesting Total (3): $0 Comprised of: (a) $0, and (b) $0	$660,000(6) (8) (a) If termination is in second half of fiscal year — Prorated Bonus (4)(10) (b) Stock Options and Awards Cease Vesting Total (3): $0 Comprised of: (a) $0, and (b) $0	(a) If termination is in second half of fiscal year — Prorated Bonus (4)(10) (b) Stock Options and Awards Cease Vesting Total (3): $0 Comprised of: (a) $0, and (b) $0	(a) If termination is in second half of fiscal year — Prorated Bonus (4)(10) (b) Stock Options and Awards Cease Vesting Total (3): $0 Comprised of: (a) $0, and (b) $0

Death	(a) If death is in second half of fiscal year — Prorated Bonus (4)(10)

(b) Stock Options Granted At Least One Year Previous — 100% Vest

(c) Stock Awards Cease Vesting
Total (3): $248,340 Comprised of: (a) $0
(b) $248,340, and
(c) $0	(a) If death is in second half of fiscal year — Prorated Bonus (4) (10)

(b) Stock Options Granted At Least One Year Previous — 100% Vest

(c) Stock Awards Cease Vesting
Total (3):
$0
Comprised of:
(a) $0 (b) $0, and (c) $0	(a) $660,000 (b) If death is in second half of fiscal year — Prorated Bonus (4) (10)

(c) Stock Options Granted At Least One Year Previous — 100% Vest

(d) Stock Awards Cease Vesting
Total (3):
$671,500
Comprised of:
(a) $660,000,
(b) $0,
(c) $11,500, and
(d) $0	(a) If death is in second half of fiscal year — Prorated Bonus (4) (10)

(b) Stock Options Granted At Least One Year Previous — 100% Vest

(c) Stock Awards Cease Vesting
Total (3):
$50,278
Comprised of:
(a)0
(b) $50,278, and
(c) $0	(a) If death is in second half of fiscal year — Prorated Bonus (4) (10)

(b) Stock Options Granted At Least One Year Previous — 100% Vest

(c) Stock Awards Cease Vesting
Total (3):
$20,700
Comprised of:
(a) 0
(b) $20,700, and
(c) $0

Post-Termination Payment Summary(1)(2)
Event	Gregory T. Novak	Ronald E. Salluzzo	Leonard R. Bayer	David B. Vaden	George H. Terhanian

Disability	(a) If disability is in second half of fiscal year — Prorated Bonus (4)(10)

(b) $750,000 if termination is before 6/30/08 (3)(8) $1,000,000 if termination is after 6/30/08 (3)(8)

(c) Health Benefits 15 months if termination is before 6/30/08 (8) 24 months if termination is after 6/30/08 (8)

(d) Stock Options Granted At Least One Year Previous — 100% Vest

(e) Stock Awards Cease Vesting
Total (3): $1,010,119 Comprised of: (a) $0,
(b) $750,000,
(c) $11,779,
(d) $248,340, and
(e) $0	(a) If disability is in second half of fiscal year — Prorated Bonus (4)(10)

(b) Stock Options Granted At Least One Year Previous — 100% Vest

(c) Stock Awards Cease Vesting
Total (3): $0 Comprised of: (a) $0,
(b) $0, and
(c) $0	(a) $660,000 (b) If disability is in second half of fiscal year — Prorated Bonus (4)(10)

(c) Stock Options Granted At Least One Year Previous — 100% Vest

(d) Stock Awards Cease Vesting
Total (3): $671,500 Comprised of: (a) $660,000,
(b) $0,
(c) $11,500, and (d) $0	(a) If disability is in second half of fiscal year — Prorated Bonus (4)(10)

(b) Stock Options Granted At Least One Year Previous — 100% Vest

(c) Stock Awards Cease Vesting
Total (3): $50,278 Comprised of: (a) $0,
(b) $50,278, and
(c) $0	(a) If disability is in second half of fiscal year — Prorated Bonus (4)(10)

(b) Stock Options Granted At Least One Year Previous — 100% Vest

(c) Stock Awards Cease Vesting
Total (3): $20,700 Comprised of:
(a) 0,
(b) $20,700, and
(c) $0

(1)	All post-termination payments are linked to obligations of confidentiality and not to compete or solicit customers and employees. Non-compete and non-solicitation obligations extend during the following periods post-termination for the NEOs:

Mr. Novak	18 months if termination is prior to 6/30/08 and 24 months thereafter
Mr. Salluzzo	12 months
Mr. Bayer	12 months, or if longer, the period during which consulting services are provided
Mr. Vaden	12 months
Dr. Terhanian	12 months

(2)	“Cause” and “Good Reason” are described above in “Employment Agreements — Term and Termination of the Agreements”

(3)	Total is based on assumption that termination or change of control occurred on June 30, 2007, the last day of the Company’s most recent fiscal year, and that all un-vested, un-exercised stock options and restricted stock awards still subject to forfeiture are valued at the closing market price of the Company’s common stock on that date. Aggregate total compensation is shown first, followed by the subtotal for each category listed above in the same order.

(4)	Performance bonus is prorated for the partial-year period ending on the termination date (the “Partial Period”). The prorated bonus is based on the same metrics as then in effect for calculation of bonuses on an annual basis (e.g. after-tax earnings) and is calculated by (1) dividing actual performance as of the end of the Applicable Calculation Quarter (described below) by target performance for the Applicable Calculation Quarter, and then (2) using the resulting percentage in determining the dollar value bonus that would have been paid under the Company’s bonus plan had such percentage performance been achieved for the full fiscal year, and then (3) multiplying the result by a fraction, the numerator of which is the number of days elapsed in the fiscal year prior to the termination date and the denominator of which is 365. If the Termination Date is in the first half of a fiscal quarter the “Applicable Calculation Quarter” is the fiscal quarter most recently ended before the Termination Date, and if the Termination Date is in the second half of a fiscal quarter, the Applicable Calculation Quarter is the first fiscal quarter ending after the Termination Date.

Calculations in table assume termination on June 30, 2007, the last day of the Company’s most recent fiscal year. The executive’s full bonus for the fiscal year, therefore, has been earned and is payable as a result of services already rendered. Therefore, the fiscal year 2007 bonus payment is not an incremental payment due to termination, and as such is not reflected in the table.

(5)	Applies only if NEO is terminated without Cause or leaves with Good Reason during the first year following the change in control (so-called “double-trigger”).

(6)	Payment contingent upon Mr. Bayer agreeing to provide consulting services for three years post-termination.

(7)	Value of tax gross-up is calculated assuming that change of control occurred on June 30, 2007, the last day of the Company’s most recent fiscal year, and further assuming NEO’s employment is terminated on the date of change in control. Because June 30, 2007 is the last day of the fiscal year, NEO would be entitled to full fiscal year 2007 bonus but no fiscal year 2008 pro-rated bonus.

(8)	Applicable amounts are payable in installments over applicable term. Payments may be postponed for a 6-month period to avoid application of Section 409A of the IRC.

(9)	Applicable amounts are payable in a lump sum on termination date. Payments may be postponed for a 6-month period to avoid application of Section 409A of the IRC.

(10)	Applicable amounts are payable in a lump sum on the date on which bonuses are otherwise paid by the Company.

Director Compensation

The following table provides information with regard to the compensation for the Company’s non-employee directors during fiscal 2007, and with regard to compensation received by Dr. Wirthlin for the portion of the year during which he was a non-employee director. Messrs. Novak and Bayer received no compensation in their respective roles as directors.

	FISCAL 2007 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash($)	Stock Awards($)(1)(2)(3)		Total($)

George Bell	55,167	117,446		172,613
David Brodsky	40,167	74,491		114,358
Stephen D. Harlan	46,833	128,500		175,333
James R. Riedman	45,167	121,333		166,500
Subrata K. Sen	45,167	104,947		150,114
Howard L. Shecter	53,500	121,597		175,097
Antoine G. Treuille	40,167	77,222		117,389
Richard B. Wirthlin	13,833	10,944	(4)	21,319

(1)	Includes the compensation cost for stock awards for each director recognized by the Company during fiscal 2007 in accordance with SFAS No. 123(R), and therefore may include awards made in prior fiscal years that vested in fiscal 2007. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information as to the assumptions made in valuation, see Note 13 to the financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

(2)	For awards made during fiscal 2007, the full grant date fair value is shown in the table below. All of the awards were in the form of restricted stock, the fair value of which is calculated using the closing market price of the Company’s stock on the date of grant.

			Grant Date Fair
			Value of Stock and
		Stock Awards:	Stock Option
Name	Grant Date	Number of Shares(#)	Awards$(2)

George Bell	11/1/2006	11,704	76,427
David Brodsky	11/1/2006	6,704	43,777
Stephen D. Harlan	11/1/2006	11,704	76,427
James R. Riedman	11/1/2006	11,704	76,427
Subrata K. Sen	11/1/2006	9,204	60,102
Howard L. Shecter	11/1/2006	11,704	76,427
Antoine G. Treuille	11/1/2006	6,704	43,777
Richard B. Wirthlin	11/1/2006	6,704	43,777

(3)	Following are all equity awards outstanding for each director as of June 30, 2007 (“Option Awards” reflect unexercised grants of stock options, whether or not vested, and “Stock Awards” reflect awards of shares of restricted stock that remain subject to forfeiture):

Name	Stock Options(#)	Stock Awards(#)

George Bell	42,000	3,901
David Brodsky	30,000	2,235
Stephen D. Harlan	45,000	3,901
James R. Riedman	86,333	3,901
Subrata K. Sen	40,000	3,068
Howard L. Shecter	40,000	3,901
Antoine G. Treuille	30,000	2,235

(4)	Represents 6,704 shares of restricted stock, of which 1,676 shares with a grant date fair value of $10,944 vested prior to Dr. Wirthlin’s retirement as a director and 5,028 shares with a grant date fair value of $32,833 were forfeited upon such retirement.

Each non-employee director of the Company received an annual retainer of $37,500 prior to November 1, 2006, and $41,500 thereafter. Supplemental annual cash compensation in the following amounts is paid with respect to the following positions:

Position	Before 11/1/06	11/1/06 and After

Chairman of the Board	$15,000	$15,000
Lead Director	$10,000	$15,000
Chairman of the Audit Committee	$5,000	$7,500
Chairman of the Compensation Committee	$5,000	$5,000
Chairman of the Research and Development Committee	$5,000	$5,000

In addition, each non-employee director of the Company receives an annual grant of restricted stock, previously on November 1 of each year timed to coincide with the annual meeting, but commencing in 2008, on November 15, the Company’s regular quarterly date for awards under its 1999 Incentive Plan (and 2007 Incentive Plan, if approved by the stockholders). The value of the annual grant of the restricted stock is intended to equal as closely as practical the annual cash retainer paid to non-employee directors ($41,500 as of November 1, 2006). In fiscal 2007, the number of shares of restricted stock to be received was calculated based upon the average closing price for the Company’s stock for the four weeks ending prior to November 1 of each year, which was $6.19 as of November 1, 2006. Pursuant to this formula, each non-employee director received a grant of 6,704 shares of restricted stock on November 1, 2006. Beginning in fiscal 2008, the number of shares of restricted stock will be calculated based upon the closing price for the Company’s stock on November 15. Each restricted stock grant vests 1/12th on the last day of each month, and any unvested stock is forfeited upon termination of an individual’s service as a director. Vesting will be accelerated upon a change in control of the Company. Supplemental grants of the following numbers of shares of restricted stock are made on November 1 or November 15, as the case may be, of each year with respect to the following positions, subject to the same forfeiture rules as the other grants to non-employee directors:

Position	Number of Shares

Chairman of the Board	5,000
Lead Director	5,000
Chairman of the Audit Committee	5,000
Chairman of the Compensation Committee	5,000
Chairman of the Research and Development Committee	2,500

TRANSACTIONS WITH RELATED PERSONS

Transactions With Richard B. Wirthlin

Pursuant to the Agreement and Plan of Merger dated September 8, 2004 among the Company, Capital Merger Sub, LLC, and the stockholders of Wirthlin Worldwide, Inc. (“Wirthlin”), Wirthlin became a wholly owned subsidiary of the Company and Dr. Richard B. Wirthlin was elected to the Company’s Board. Dr. Wirthlin resigned from the Board on January 31, 2007.

Dr. Wirthlin is a member in Richard B. Wirthlin Family LLC (the “Wirthlin LLC”), in which he holds a 34.3% direct interest and 100% beneficial interest. The Wirthlin LLC is the landlord under a Lease Agreement with Wirthlin, dated April 23, 2002 (the “Wirthlin LLC Lease”), as amended pursuant to a First Amendment dated May 10, 2007 (the “Amendment”), covering facilities used by Wirthlin located at 1920 Association Drive, Reston, Virginia. Under the terms of the Wirthlin LLC Lease, Wirthlin paid base rent in the amount of $47,050 per month between July 1, 2006 and May 31, 2007, for an aggregate of $517,550.

The Amendment provided for a reduction in the square footage of rented space by 5,192 square feet, a payment on June 1, 2007 of $230,263 by Wirthlin to the Wirthlin LLC, and a reduction in base rental payments over the remaining lease term. Pursuant to the Amendment, for the period between June 1, 2007 and April 30, 2010, the aggregate base rent under the Wirthlin LLC Lease is $1,229,373, payable monthly. In addition to base rent, during the entire term of the Wirthlin LLC Lease Wirthlin is obligated to reimburse Wirthlin LLC for increases in operating expenses for the premises over the amount of such expenses in calendar 2002, which increased amount resulted in a payment of $45,379 for the period July 1, 2006 through June 30, 2007. For the period July 1, 2006 through the end of the lease term on April 30, 2010, Wirthlin’s obligation under the Wirthlin LLC Lease, including base rentals, the one-time payment with respect to the Amendment, and increased operating expense payments (assuming no further increase after June 30, 2007) totals an aggregate of $2,151,139. Dr. Wirthlin has a beneficial interest in 100% of the payments under the Wirthlin LLC Lease.

WB&H Investments, in which the Wirthlin LLC holds an 88.4% interest, is the landlord under a Lease Agreement between that entity and Wirthlin, dated September 15, 1985, and amended as of August 23, 2005 (the “WB&H Lease”), covering facilities used by Wirthlin located at 1998 Columbia Lane, Orem, Utah. Under the original terms of the WB&H Lease, Wirthlin was obligated to pay base rent in the amount of $12,444 per month, subject to annual adjustment based upon 60% of annual increases in the consumer price index, so that for the period from July 1, 2006 through December 31, 2006 Wirthlin paid base rent of $12,537 per month, and for the period January 1, 2007 through June 30, 2007 Wirthlin paid base rent of $11,493 per month. In addition, Wirthlin is responsible for payment of its proportionate share of annual operating expenses, for the premises in which the space covered by the WB&H Lease is located, in excess of $2.56 per square usable foot, and Wirthlin’s share equaled $15,544 between July 1, 2006 and June 30, 2007. For the period from July 1, 2006 through the end of the term of the WB&H Lease on August 31, 2008, Wirthlin’s obligation under the WB&H Lease totals $330,524, including the aggregate of base rent payments and operating expense payments, which amount will increase on January 1, 2008 based upon any increases in the consumer price index and operating expenses, and Dr. Wirthlin’s beneficial interest is $292,184.

On July 5, 2006, Dr. Wirthlin sold 400,000 shares of the Company’s common stock in a privately-negotiated sale with the Company through its share repurchase program. The shares were held indirectly through the Wirthlin Family Trust, over which Dr. Wirthlin has sole voting and investment power, and were sold to the Company at a per share price of $5.54. The per share price was based upon the discounted average per share price of the Company’s common stock at market close for the five trading days ended July 5, 2006. The aggregate purchase price received by Dr. Wirthlin was $2,216,000.

Each of the transactions with Dr. Wirthlin was approved by the Audit Committee of the Board, composed solely of independent directors.

Policies and Procedures for Review of Transactions with Related Persons

The Board has adopted a written Policy and Procedures With Respect to Related Party Transactions (the “Procedure”). The Procedure covers all transactions (“Covered Transactions”) in which the Company is a participant and a Related Person (described below) has a direct or indirect interest if the amount involved exceeds $120,000, or if the applicable Related Person is a director, executive officer, or spouse of a director or executive officer, $50,000.

“Related Persons” include:

•	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company,

•	any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities,

•	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law,

brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner,

•	any person (other than a tenant or employee) sharing the household of any such director, executive officer, nominee or more than 5% beneficial owner, and,

•	any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

The Procedure requires review and approval of Covered Transactions by the Audit Committee of the Board, or in certain cases where delay is not practical, by the Chair of the Audit Committee with reporting to the full Committee. Annual review is required for ongoing transactions. In its review, the Audit Committee will consider whether each Covered Transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. Covered Transactions may be approved in situations, among others, in which:

•	the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources, or

•	the Company receives from or provides products or services to the Related Person on an arm’s length basis on terms comparable to those provided to unrelated third parties, or on terms comparable to those provided to employees generally.

The Audit Committee has granted standing pre-approval for Covered Transactions that involve:

•	compensation of executive officers or directors required to be approved by the Compensation Committee of the Board,

•	transactions in which the Related Person’s only relationship with the company involved is as (i) a director, (ii) an employee other than an executive officer, or (iii) less than 10% stockholder and the amount involved does not exceed $1,000,000 or 2% of that company’s annual revenues,

•	charitable contributions when the Related Person’s only relationship to the charity is as a director or employee other than an executive officer and the aggregate amount does not exceed the lesser of 2% of the charity’s annual receipts and $120,000, or if the applicable Related Person is a director, executive officer, or spouse of one of them, $50,000, or

•	transactions in which all stockholders receive proportional benefits, and those involving competitive bids, regulated services and charges, or certain routine banking services.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES.

Vote Required

If a quorum is present and voting at the Annual Meeting, the four nominees for Class II directors receiving the highest number of affirmative votes of the shares of Harris Interactive common stock present in person or represented by proxy and entitled to vote will be elected as Class II directors. Only votes cast for a nominee will be counted. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. In the absence of contrary instructions, the proxy holders intend to vote all proxies received by them in the accompanying form of proxy “FOR” the nominees for director listed below. In the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director.

Summary of the Proposal

Harris Interactive’s Board is currently divided into three classes, with the classes of directors serving for staggered three-year terms that expire in successive years. Class II currently has four members, Stephen D. Harlan, Subrata K. Sen, Howard L. Shecter, and Antoine G. Treuille, each of whose terms expire as of the date of the Annual Meeting. The Board has determined to reduce the size of the Board from nine to eight directors effective November 1, 2007, and correspondingly to reduce Class II from four to three members. The Nominating and Governance Committee proposes that the nominees described below, each of whom is currently serving as a Class II director, be re-elected as Class II directors for a term of three years, or in each case until their successors are duly elected and qualified.

Nominees to Board of Directors

			Class and Year in Which		Board
Name	Principal Occupation	Director Since	Term Will Expire	Age	Committees

Mr. Stephen D. Harlan	Chairman, Harlan Enterprises LLC	2004	Class II 2010	73	Audit (Chairman), Nominating and Governance
Mr. Howard L. Shecter	Senior Partner with the law firm of Morgan, Lewis & Bockius LLP	2001	Class II 2010	64	Lead Director; Nominating and Governance (Chairman), Audit, Compensation
Mr. Antoine G. Treuille	Partner, Altamont Capital Partners, LLC	2004	Class II 2010	58	Compensation, Nominating and Governance

Stephen D. Harlan has served as a director of Harris Interactive since January 2004. Since 2001, he has been the Chairman of Harlan Enterprises LLC, a specialized real estate firm investing in commercial real estate. Prior to joining Harlan Enterprises, Mr. Harlan was Chairman of the real estate firm H.G. Smithy from 1993 to 2001. Prior to that, he was Vice Chairman of KPMG Peat Marwick, where he also served on KPMG’s International Council, Board of Directors and Management Committee. In June 1995, President Clinton appointed him to the District of Columbia Financial Responsibility and Management Assistance Authority, where he served as Vice Chairman until September 1998. Mr. Harlan currently serves as a director of Friedman, Billings Ramsey Group, ING Direct Bank, and Sunrise Senior Living, Inc. He is also a director of Medstar Health, a director of the Loughran Foundation, and a Trustee of the Carnegie Endowment for International Peace.

Howard L. Shecter has served as a director of Harris Interactive since November 2001. Mr. Shecter was elected to the Board of Directors of Harris Interactive pursuant to the terms of the Agreement and Plan of Merger under which Total Research Corporation became part of the Company (the “TRC Merger Agreement”). Prior to joining the Board of Directors of Harris Interactive, Mr. Shecter served as a director of Total Research Corporation from June 1998 to November 2001. Mr. Shecter is a Senior Partner with the law firm of Morgan, Lewis & Bockius LLP and has been with that firm since 1968, serving as the Managing Partner from 1979 to 1983 and as Chairman of the Executive Committee in 1985. Mr. Shecter is also a director of Ashbridge Corporation, Ashbridge Investment Management and Heintz Investment Co.

Antoine G. Treuille has served as a director of Harris Interactive since January 2004. Mr. Treuille is Managing Partner of Altamont Capital Partners, LLC in New York City, a position he has held since June 2006. He also continues to serve as Executive Managing Partner of Mercantile Capital Partners in New York City, a position he has held since September 2000. Prior to Mercantile Capital Partners, Mr. Treuille was President of Charter Pacific Corporation, an investment banking firm he founded in New York City, from 1996 to 1998. Before that, he served in executive roles at Desai Capital Management, Entrecanales Y Travora Inc. and Citibank N.A. in New York City, as well as Le Credit Chimique in Paris, France. Mr. Treuille currently serves on the boards of Eramet and Societe Bic, both in Paris. Mr. Treuille formerly served as Chairman of the Board of Loehmanns’ Holdings Inc., as well as Eye Care Centers of America.

Directors Not Standing for Election

The members of the Board of Directors who are not standing for election at this year’s Annual Meeting are set forth below.

			Class and Year
			in Which
	Principal	Director	Term Will		Board
Name	Occupation	Since	Expire	Age	Committees

Mr. Leonard R. Bayer	Executive Vice President, Chief Scientist and Chief Technology Officer of Harris Interactive	1978	Class I 2009	57	Research and Development
Mr. George Bell	Special Venture Partner with General Catalyst Partners	2004	Class I 2009	50	Board Chairman, Nominating and Governance
Mr. David Brodsky	Private Investor	2001	Class I 2009	70	Audit, Compensation, Nominating and Governance
Mr. Gregory T. Novak	President and Chief Executive Officer of Harris Interactive	2005	Class III 2008	45	Research and Development
Mr. James R. Riedman	Chairman of Phoenix Footwear Group, Inc.	1989	Class III 2008	48	Compensation (Chairman); Audit; Nominating and Governance
Dr. Subrata K. Sen	Professor, Yale University School of Management	2004	Class II 2007	65	Research and Development (Chairman), Nominating and Governance

Leonard R. Bayer is Harris Interactive’s Executive Vice President, Chief Scientist and Chief Technology Officer. He has been employed by and served as a director of Harris Interactive since July 1978. Prior to joining the Company, Mr. Bayer worked for Practice Development Corporation from August 1976 to July 1978, where he served as Vice President of Research and Development. From September 1975 to August 1976, Mr. Bayer was a member of the faculty of the University of Rochester School of Medicine, where he taught mathematical statistics.

George Bell has served as a director of the Harris Interactive since January 2004. Since April 2005, Mr. Bell has been a Special Venture Partner at General Catalyst Partners, a private equity firm headquartered in Cambridge, Massachusetts that invests in entrepreneurs building technology-enabled companies. Mr. Bell has been involved in the creation and growth of consumer businesses for 25 years. Prior to joining General Catalyst, Mr. Bell served as President and Chief Executive Officer of Upromise, Inc. from June 2001 to January 2005. Prior to joining Upromise, Mr. Bell was Chairman and CEO of Excite@Home, where he led the $7 billion 1999 merger of Excite and@Home. Previously, Mr. Bell was a producer and writer of documentary programs, a winner of four Emmy Awards and a founder of the Outdoor Life cable network.

David Brodsky has served as a director of Harris Interactive since November 2001. Mr. Brodsky was elected to the Board of Directors of Harris Interactive pursuant to the terms of the TRC Merger Agreement. Prior to joining the Board of Directors of Harris Interactive, Mr. Brodsky served as a director of Total Research Corporation from June 1998 through November 2001 and as Chairman of its Board of Directors from July 1998 to November 2001. Mr. Brodsky has been a private investor for the past nine years and currently serves as a director of Southern Union Company.

Gregory T. Novak is Harris Interactive’s President and Chief Executive Officer, positions he has held since April 2004 and September 2005, respectively. He has served as a director of Harris Interactive since September 2005. From May 2005 to September 2005, Mr. Novak served as the Company’s acting Chief Executive Officer and from April 2004 to September 2005, he served as the Company’s Chief Operating Officer. From July 2003 to March 2004, Mr. Novak served as the Company’s President, U.S. Operations and from July 2001 to June 2003, served as its Group President, Strategic Marketing Solutions and Business and Consulting. From July 2000 to July 2001, Mr. Novak served as the Company’s Group President, Strategic Marketing Solutions and from June 1999 through June 2000, served as the President of its Internet division. Prior to joining Harris Interactive, from August 1996 to June 1999, Mr. Novak worked for Lightnin, a chemical process engineering and manufacturing company, most recently as Vice President, General Manager of Lightnin Americas.

James R. Riedman has served as a director of Harris Interactive since October 1989. Mr. Riedman currently serves as the Chairman of Phoenix Footwear Group, Inc., a publicly traded manufacturer of footwear, a position he has held since 1996. He has served as a director of that company since 1993 and served as its Chief Executive Officer from 1996 to June 2004. In addition, Mr. Riedman has served as a principal in CE Capital, LLC since 2001. From 1987 to 2001, Mr. Riedman served as the President of the Riedman Corporation, a real estate holding company and an insurance agency, and he has served as a Director of that corporation since 1987 . From April 1984 to January 1987, Mr. Riedman served as Senior Vice President of Transamerica Financial Systems and Concepts. Mr. Riedman also worked for the Balboa Insurance Group from January 1983 to April 1984, where he served as Director of Corporate Planning.

Subrata K. Sen, PhD has served as a director of Harris Interactive since January 2004. Dr. Sen currently holds the Joseph F. Cullman Chair as Professor of Organization, Management and Marketing, in the School of Management at Yale University, where he has been a member of the faculty since 1983. Prior to Yale, Dr. Sen taught graduate courses in management at the University of Rochester, the University of Chicago and the University of Texas at Austin. Dr. Sen is the author of over 50 academic research papers on marketing research, advertising, political science, statistical analysis and other subjects. He has also consulted on a variety of topics with many Fortune 100 companies.

PROPOSAL NO. 2:

APPROVAL OF 2007 LONG TERM INCENTIVE PLAN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL
OF THE 2007 LONG TERM INCENTIVE PLAN

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the meeting is required for the approval of the 2007 Incentive Plan. Broker non-votes with respect to this matter will not be treated as a vote “for” or a vote “against” the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

Summary of the Proposal

The Company’s stockholders are being asked to approve the Company’s 2007 Long-Term Incentive Plan (the “2007 Incentive Plan”).

The IRC and applicable regulations provide that each plan pursuant to which Harris Interactive can grant incentive options qualifying for tax treatment under Section 422(b) of the IRC, must be approved by the Company’s stockholders at least every ten years. The 1999 Incentive Plan is such a plan and was last approved in 1999. Thus, approval by the stockholders is a pre-condition to the Company’s ability to continue to grant incentive options after 2009. In anticipation of this deadline, the stockholders are being asked to approve the 2007 Incentive Plan. Moreover, the adoption of Section 409A of the IRC would subject recipients of certain grants under the 1999 Incentive Plan, including grants at less than fair market value, to an additional tax. Unlike the 1999 Incentive Plan, the 2007 Incentive Plan requires that all awards be made at fair market value.

The principal changes between the 2007 Incentive Plan and the 1999 Incentive Plan are the number of shares available thereunder, the final maturity date for issuance of incentive stock options, and the addition of a requirement that grants be made at fair market value. Other administrative and non-substantive provisions have been added, including provisions to avoid the impact of Section 409A.

The 2007 Incentive Plan will permit 3,000,000 shares to be issued. In addition, as of September 4, 2007 there were outstanding options under the 1999 Incentive Plan to purchase an aggregate of 6,094,302 shares, and there were 4,851 shares of common stock available for future grants under the 1999 Incentive Plan. If approved, the 2007 Incentive Plan would increase the number of shares issuable by the Company under long term incentive plans for the first time since the 2004 stockholder-approved increase with respect to the 1999 Incentive Plan.

Whether or not the 2007 Incentive Plan is approved by the stockholders, the 1999 Incentive Plan will continue in effect in its current form, subject to the existing limitations on the maximum number of shares available under it and the ability of the Company to grant incentive options after 2009.

The shares underlying the 2007 Incentive Plan, if approved, would be available for issuance by the Compensation Committee on a periodic basis in the future to attract and retain employees, to compensate non-employee directors, and in connection with acquisitions. As of June 30, 2007, the Company had approximately 1,000 employees worldwide, 12 officers and 7 non-employee directors of the Company, all of whom would have been eligible to participate in the 2007 Incentive Plan.

Summary of the Provisions of the 2007 Incentive Plan

The following is a summary of the principal features of the 2007 Incentive Plan. A copy of the 2007 Incentive Plan, as proposed, is included as Appendix A to this Proxy Statement.

General

The Compensation Committee of the Board has been designated by the Board as the committee to administer and make awards under the 2007 Incentive Plan.

Pursuant to the 2007 Incentive Plan, the Compensation Committee may grant awards to any of our employees, officers and non-employee directors, and to any of the employees, officers and non-employee directors of our subsidiaries (collectively, “Plan Participants”).

The 2007 Incentive Plan permits the Compensation Committee to make the following types of awards:

•	options to purchase the Company’s common stock, including both incentive stock options within the meaning of Section 422 of the IRC and non-qualified stock options;

•	restricted or unrestricted awards of the Company’s common stock;

•	performance-based awards; and

•	stock appreciation rights.

Plan Administration; Grant Dates, Grant Prices

The 2007 Incentive Plan, like the 1999 Incentive Plan, is administered by the Compensation Committee of our Board of Directors. The Compensation Committee selects the individuals to whom options or other awards are granted and specifies the terms of the awards, including among others as applicable, vesting schedules, term, exercise price, and performance metrics. The Compensation Committee has delegated authority under the 1999 Incentive Plan, and expects to delegate authority under the 2007 Incentive Plan, to the Chief Executive Officer and the Executive Vice President, Human Resources to grant stock options to: (i) employees who are not executive officers, limited to a maximum of 45,000 options per grant to senior vice presidents, 15,000 per grant to vice presidents, and 10,000 per grant to other employees, and (ii) new hires who will not be executive officers, limited to a maximum of 45,000 options per grant to senior vice presidents, 10,000 per grant to vice presidents, and 5,000 per grant to other employees. The Committee also has delegated authority under the 1999 Incentive Plan, and expects to delegate authority under the 2007 Incentive Plan, to the Chief Executive Officer, acting as a Board Committee of one, to grant restricted stock to employees who are not executive officers, but such authority has not been exercised and the Committee currently intends to continue to make such grants itself where practical.

The Compensation Committee has adopted a policy that all awards under the 1999 Incentive Plan and, if adopted, the 2007 Incentive Plan, except in the case of grants in connection with acquisitions, will be made on the 15th day of the second month following the close of each fiscal quarter of the Company, or if later, one week following the Company’s public quarterly or year-end earnings release. The Committee adopted the policy with the intention that awards will occur at a time when current information regarding the Company is generally available in the public marketplace.

The Compensation Committee has historically made awards under the 1999 Incentive Plan only at fair market value on the date of the award. The terms of the 2007 Incentive Plan preclude awards at less than fair market value.

Incentive Stock Options (ISOs)

These options may only be granted to our employees, and may not be exercised more than 10 years after the date of grant. The exercise price must be at least equal to the fair market value of our common stock on the date of grant. Other terms of the awards will be determined by the Compensation Committee.

The Compensation Committee has granted ISOs in the past, but more recently has chosen to grant only non-qualified options.

Non-Qualified Stock Options

These options may be granted to any Plan Participant. The exercise price must be at least equal to the fair market value of our common stock on the date of grant, and other terms of the awards will be determined by the Compensation Committee.

Since January 2006, the Compensation Committee has granted non-qualified options rather than ISOs under the 1999 Incentive Plan, and currently intends to continue that practice under the 2007 Incentive Plan.

Stock Awards

The Compensation Committee may grant shares of stock or rights to receive shares of stock or their cash equivalent or both, to any Plan Participant subject to such restrictions, conditions, and contingencies as are set by the Committee. Grants of restricted stock may vest based upon time or performance metrics as determined by the Committee at the time of issuance.

Stock Appreciation Rights

These rights may be granted on a free standing or tandem basis to any Plan Participant. The term of exercise will be determined by the Compensation Committee. These rights generally entitle the holder to receive a payment having an aggregate value equal to the product of the excess of the fair market value over the exercise price per share specified in the grant multiplied by the number of shares specified in the award. Payment by the Company of the amount receivable in respect of the stock appreciation right may be paid in any combination of cash and common stock.

The Compensation Committee historically has not made grants of stock appreciation rights under the 1999 Incentive Plan and has no current plans to do so under the 2007 Incentive Plan.

Shares Subject to the 2007 Incentive Plan

The maximum number of shares issuable under the 2007 Incentive Plan is 3,000,000 shares. Shares of stock (including rights or options) granted under the 2007 Incentive Plan that are forfeited back to the Company because of failure to meet an award contingency are again available for delivery pursuant to new awards under the 2007 Incentive Plan. If the exercise price of any option granted under the 2007 Incentive Plan is satisfied by tendering shares of stock to the Company, only the number of shares of stock issued net of the shares of stock tendered are deemed delivered for purposes of determining the maximum number of shares available for delivery under the 2007 Incentive Plan.

Change in Control/Adjustment/Corporate Transactions

The 2007 Incentive Plan generally provides that, except as may be provided in individual award agreements, all outstanding awards will become immediately vested and exercisable upon (i) any change of control of a nature that would be required to be reported in a proxy statement in response to Item 6(e) (or comparable successor item) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act, (ii) the acquisition of more than 15% of the Company’s outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, or (iii) change of the majority of the Board of Directors of the Company during any two year period unless the election of each new director during the period was approved by at least 75% of the directors still in office who were directors at the beginning of the period. The consummation of any merger or consolidation in which the owners of 75% or more of the Company’s common stock immediately prior to the merger or consolidation receive the same percentage ownership in the surviving corporation will not be deemed a change in control for vesting purposes.

The number of shares available under the 2007 Incentive Plan and the number of shares of common stock subject to each outstanding award and, if applicable, the exercise price thereof, shall be adjusted upon the occurrence of, among other things, a stock dividend, stock split and a recapitalization of our common stock.

In the event of a Corporate Transaction (defined below), the surviving or purchasing entity may assume or continue stock options or stock appreciation rights or portions thereof under the 2007 Incentive Plan, or may substitute similar awards, including among others awards to acquire the same consideration paid to the stockholders pursuant to the Corporate Transaction. In the event that stock options or stock appreciation rights are not assumed, continued, or substituted by the surviving or purchasing entity, such awards, to the extent not already vested under change in control provisions, shall automatically vest prior to the Corporate Transaction. Such vested stock options and stock appreciation rights shall terminate if not exercised at or prior to the effective time of the transaction; provided, however, the Committee in its discretion may provide that the holders of such awards may not exercise such awards but instead will receive a payment equal to the excess of the value of the property the holder would have received upon exercise of the stock option or the stock appreciation right over any exercise price payable by the holder.

“Corporate Transaction” includes (i) a sale or disposition of all or substantially all of the assets of the Company, (ii) a sale or other disposition of at least 80% of the outstanding securities of the Company, (iii) the consummation of a merger, consolidation, or similar transaction following which the Company is not the surviving entity unless the owners of at least 80% of the Company’s common stock immediately prior to the transaction receive the same percentage ownership in the surviving entity, or (iv) the consummation of a merger, consolidation, or similar transaction following which the Company is the surviving corporation but the shares of stock of the Company by virtue of the transaction are converted into other securities, property, or cash.

Termination or Amendment

The Compensation Committee may stop granting awards under the 2007 Incentive Plan at any time, and may alter or amend the 2007 Incentive Plan or any outstanding awards for any purpose which may at the time be permitted by law, or may at any time terminate the 2007 Incentive Plan as to any further grants of awards. No amendment, however, can increase the maximum number of shares available under the 2007 Incentive Plan, change the group of persons eligible to receive awards under the 2007 Incentive Plan, extend the time within which awards may be granted, or otherwise materially amend the 2007 Incentive Plan, including among others changes or adjustments in the exercise price of awards, in each case without (i) stockholder approval if such approval is required by law or the requirements of Nasdaq, and (ii) the approval of each affected 2007 Incentive Plan participant if the amendment, alteration or termination would adversely affect the participant’s rights or obligations under any award made prior to the date of the amendment, alteration or termination. Any termination of the 2007 Incentive Plan would not affect the validity of any award outstanding on the date of termination.

The cost to the Company will differ, depending upon the type of award granted, but without stockholder approval the overall cost to the Company may not be increased beyond that which would be recognized if all awards under the 2007 Incentive Plan were stock awards which are the most costly variety under current accounting and tax rules.

Consideration for Awards

Any and all grants of awards and issuances of shares of common stock under the 2007 Incentive Plan will be in consideration of services performed by the participant for the Company or any of its subsidiaries. The purchase price of common stock acquired pursuant to an option shall be paid either in cash at the time of exercise or by delivery to the Company of shares of the Company’s common stock having a fair market value (determined as of the exercise date) equal to the aggregate purchase price, and the Committee may permit a participant to pay the purchase price by authorizing a third party to sell shares of stock acquired upon exercise of the option and remit a sufficient portion of the sale proceeds to pay the exercise price.

Market Value of the Company’s Common Stock

The Company’s common stock that may be issued pursuant to awards granted under the 2007 Incentive Plan is listed on the NASDAQ stock exchange under the trading symbol “HPOL”. The closing market value of the Company’s common stock on September 4, 2007 was $4.33 per share.

Summary of Federal Income Tax Consequences of Options Granted Under the 2007 Incentive Plan

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of options granted under the 2007 Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

ISOs

A Plan Participant recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an ISO qualifying under Section 422 of the IRC.

Plan Participants who do not dispose of their shares for two years following the date of grant or within one year following the exercise date will normally recognize a taxable long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. However, if a Plan Participant disposes of shares within two years after the date of grant or within one year from the exercise date, referred to as a “disqualifying disposition”, the difference between the fair market value of the shares on the exercise date and the option exercise price will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the Plan Participant’s holding period is more than one year. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the Plan Participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if the tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and certain tax credits may arise with respect to Plan Participants subject to the alternative minimum tax.

If a Plan Participant does not have a disqualifying disposition, the Company will not be entitled to any deduction for federal income tax purposes. If there is a disqualifying disposition, the Company should be able to deduct any ordinary income recognized by the Plan Participant upon the disposition for federal income tax purposes, except to the extent the deduction is limited by applicable provisions of the IRC or the regulations thereunder.

Non-Qualified Stock Options

Options not designated or qualifying as ISOs will be non-qualified stock options and have no special tax status. A Plan Participant generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the Plan Participant normally recognizes taxable ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. If the Plan Participant is an employee, the ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the Plan Participant’s holding period is more than one year. No tax deduction is available to the Company with respect to the grant of a non-qualified option or the sale of the stock acquired pursuant to that grant.

The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Plan Participant as a result of the exercise of a non-qualified option, except to the extent the deduction is limited by applicable provisions of the IRC or the regulations thereunder.

Receipt or Allocation of New Plan Benefits

No specific allocation of the proposed shares available under the 2007 Incentive Plan to any person or group has been made by the Compensation Committee. The Committee will consider in the future whether or not to make awards to any or all Plan Participants with respect to the increased number of shares under the 2007 Incentive Plan. The Committee currently expects that the number of shares available under the 2007 Incentive Plan, if approved, would be sufficient to cover awards for a two to three year period, in part dependent upon acquisition activity.

The benefits to be received by the Company’s executive officers (including the NEOs), non-employee directors, and employees with respect to the increased number of shares under the 2007 Incentive Plan are not determinable because, under the terms of the 2007 Incentive Plan, grants are in the discretion of the Compensation Committee and the value of each grant will depend on the market price of the Company’s common stock on the date of grant. An example of how the Compensation Committee has made equity grants to NEOs in the past can be found in “Grants of Plan-Based Awards” table in the “Compensation of Directors and Officers” section of this Proxy Statement.

In the past, the Compensation Committee has provided non-employee directors approximately half of the value of retainer compensation plus compensation for Board leadership in the form of options or restricted stock grants under the 1999 Incentive Plan. In fiscal 2007 this included a retainer of $41,500 in value of restricted common stock, 5,000 shares of restricted common stock for the Board Chair, the Lead Director, and the Chairs of the Audit and Compensation Committees, and 2,500 shares of restricted common stock for the Chair of the Research and Development Committee. The Compensation Committee currently intends to continue to make awards in an equivalent amount to non-employee directors in fiscal 2008, subject to stockholder approval of the 2007 Incentive Plan. In addition, the Compensation Committee is in the process of retaining a compensation consultant to assist the Committee in reviewing the structure of the Company’s compensation for NEOs, including among others the appropriate relationship between cash and equity compensation and other incentives. One possible result of that review could be a decision by the Committee to make additional equity awards to executive officers.

PROPOSAL NO. 3

APPROVAL OF THE 2007 EMPLOYEE STOCK PURCHASE PLAN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL
OF THE 2007 EMPLOYEE STOCK PURCHASE PLAN.

Vote Required

The affirmative vote of the holders of a majority of the shares of our Common Stock present or represented at the meeting is required for the adoption of the 2007 Purchase Plan. Broker non-votes with respect to this matter will be treated as neither a vote “for” or a vote “against” the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

Summary of the Proposal

The Company’s stockholders are being asked to approve the Company’s 2007 Employee Stock Purchase Plan (the “2007 Purchase Plan”). By its terms, the Company’s currently effective Employee Stock Purchase Plan terminates in 2009. The proposed 2007 Purchase Plan is in substantially the form of the Company’s existing Employee Stock Purchase Plan (the “1999 Purchase Plan”) and would provide the Company with ability to issue 500,000 additional shares of common stock beyond those remaining available for purchase under the 1999 Purchase Plan. The number of shares issuable under the 1999 Purchase Plan was last increased in 2004. As of June 30, 2007, 837,846 shares have been purchased under the 1999 Purchase Plan and 162,154 shares remain available for purchase under the 1999 Purchase Plan.

Whether or not the 2007 Purchase Plan is approved by the stockholders, the 1999 Purchase Plan will continue in effect in its current form, subject to the existing limitations on the maximum number of shares available under it and its expiration in 2009.

The 2007 Purchase Plan is intended to ensure that the Company is able to remain competitive and provide sufficient equity incentives to attract and retain highly-qualified and experienced employees. The

Board of Directors believes that approval of the 2007 Purchase Plan is in the best interests of Harris Interactive and our stockholders because the availability of an adequate reserve of shares under an employee stock purchase plan is an important factor in attracting, motivating and retaining qualified officers and employees essential to our success and in aligning their long-term interests with those of the stockholders.

Summary of the Provisions of the 2007 Purchase Plan

The following is a summary of the principal features of the 2007 Purchase Plan. A copy of the proposed 2007 Purchase Plan is included as Appendix B to this Proxy Statement.

General

Pursuant to the 2007 Purchase Plan, employees of the Company and its subsidiaries may acquire stock ownership interests in the Company. Employees use payroll deductions to acquire shares of the Company’s common stock under the 2007 Purchase Plan. The 2007 Purchase Plan is administered by our Board of Directors.

Eligibility

All individuals who are employees of the Company for tax purposes and whose customary employment with the Company is at least 20 hours per week and more than five months in any calendar year are eligible to participate in the 2007 Purchase Plan beginning on the first enrollment date under the 2007 Purchase Plan after satisfying the eligibility requirements. However, an employee is not eligible to participate in the 2007 Purchase Plan if (i) immediately after a purchase under the plan, the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company (or ownership of such stock would be attributed to the employee), including for purposes of this calculation any stock that the employee may be entitled to purchase under all outstanding options, or (ii) the employee’s rights to purchase stock under all employee stock purchase plans of the Company and any of its subsidiaries accrues at a rate of more than $25,000 worth of stock for each calendar year in which such right is outstanding at any time. As of July 1, 2007, the most recent enrollment date under the 2007 Purchase Plan, approximately 700 of the Company’s employees were eligible to participate in the 2007 Purchase Plan.

Participation in the 2007 Purchase Plan

Eligible employees may participate in the 2007 Purchase Plan by filing a subscription agreement and payroll deduction authorization with the Company. A participant may withdraw from the 2007 Purchase Plan at any time including during offering periods.

Option Grants and Purchase of Shares

A participant may elect to make purchases through payroll deductions of up to 10% of his or her base compensation. Base compensation for purposes of the 2007 Purchase Plan generally includes all base straight time gross earnings and commissions, but excludes payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. All payroll deductions must be in increments of 1% of base compensation.

On the first day of each six-month offering period under the 2007 Purchase Plan (the “grant date”), participants are granted an option to purchase at the applicable purchase price up to the number of shares of the Company’s common stock that is equal to (i) the participant’s payroll deductions accumulated prior to the exercise date divided by (ii) the applicable purchase price. The option will be exercised automatically on the last day of the offering period, June 30 and December 31 of each year (the “exercise date”). A participant may not purchase more than 5,000 shares of the Company’s common stock during any particular offering period. No fractional shares will be issued; any payroll deductions not sufficient to purchase a full share will be retained in the participant’s account for the next offering period unless the participant terminates participation in the 2007 Purchase Plan prior to such period. Any other monies left in a participant’s account after the applicable exercise date will be returned to the participant.

Purchase Price

The purchase price per share at which shares are purchased under the 2007 Purchase Plan is an amount equal to 85% of the fair market value of a share of common stock on the applicable grant date or exercise date, whichever is lower.

Termination of Employment

An employee’s participation in the 2007 Purchase Plan will be terminated when the employee (i) ceases to be employed by the Company or its subsidiaries for any reason, or (ii) otherwise ceases to meet the eligibility requirements. Upon a termination of an employee’s participation in the plan, the payroll deductions credited to his or her account during the offering period but not yet used to exercise his or her option to purchase shares will be returned to the participant or, in the case of his or her death, to the person or persons entitled thereto.

Transferability

Neither payroll deductions credited to a participant’s account nor any rights relating to the exercise of an option or to receive shares under the 2007 Purchase Plan may be transferred in any way (other than by will or by the laws of descent and distribution to the extent provided by the 2007 Purchase Plan). During a participant’s lifetime, an option to purchase shares under the 2007 Purchase Plan is exercisable only by him or her.

Administration

The Board of Directors administers the 2007 Purchase Plan. The Board of Directors has discretionary authority to interpret the plan, determine eligibility and adjudicate disputes under the 2007 Purchase Plan.

Change in Control/Adjustment

The 2007 Purchase Plan generally provides that, subject to any necessary stockholder approval, the maximum number of shares a participant may be entitled to purchase during a particular offering period, as well as the purchase price and number of shares covered by a particular option, will be adjusted to reflect any increase or decrease in the number of issued and outstanding shares of the Company’s common stock resulting from a stock split, reverse stock split, stock dividend, or similar event. The 2007 Purchase Plan further generally provides that in the event of a proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board, and each participant will have the right to exercise in full his or her option to purchase shares to the extent of his or her accrued payroll deductions to date. In the event of a merger or proposed sale of all or substantially all of the assets of the Company, outstanding options will be assumed or substituted by the successor company, but if the successor company refuses to do so, each participant will have the right to exercise in full his or her option to purchase shares to the extent of his or her accrued payroll deductions to date.

Duration, Amendment and Termination

The Board of Directors may terminate or amend the 2007 Purchase Plan at any time. No such termination may affect options previous granted, except that the Board may terminate an offering period on any exercise date if the Board determines that termination of the 2007 Purchase Plan is in the best interests of the Company and its stockholders. The Board may make certain changes to the 2007 Purchase Plan without stockholder approval, including among others limiting the frequency or number of payroll deduction rate changes that may be made by participants during an offering period, establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, and establishing such other limitations or procedures as the Board deems advisable in its sole discretion and which are consistent with the terms of the 2007 Purchase Plan. The Board will seek stockholder approval of amendments to the 2007 Purchase Plan to the extent required by applicable law or stock exchange rule.

Summary of Federal Income Tax Consequences of the 2007 Purchase Plan

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 2007 Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

The 2007 Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the IRC. A participant will not have income upon enrolling in the 2007 Purchase Plan or upon purchasing stock at the end of an offering period.

A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the 2007 Purchase Plan. The amount of each type of income and loss will depend on when the participant sells the stock.

If the participant sells the stock at a profit (the sales proceeds exceed the option purchase price) more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date on which the participant purchased the stock, then the participant will have compensation income equal to the lesser of: (i) the excess of the fair market value of the stock on the grant date over the option purchase price; and (ii) the participant’s profit. Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (the sales proceeds are less than the option purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the fair market value of the stock on the day he or she purchased the stock less the option purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short term.

There will be no tax consequences to Harris Interactive except that it will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to Section 162(m) of the IRC.

2007 Purchase Plan Benefits

The benefits to be received by the Company’s executive officers and employees under the 2007 Purchase Plan are not determinable because, under the terms of the 2007 Purchase Plan, the amounts of future stock purchases are based on elections made by participants. Future purchase prices are not determinable because they are based on the fair market value of the Company’s common stock. No purchase rights have been granted, and no shares have been issued, under the 2007 Purchase Plan. For additional information as to shares purchased under the 1999 Purchase Plan during fiscal 2007, see Note 13 to the financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF
THE RATIFICATION OF THE APPOINTMENT OF PWC TO SERVE AS
THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR FISCAL 2008.

Required Vote

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the meeting is required for the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for fiscal 2008. Broker non-votes with respect to this matter will be treated as neither a vote “for” or a vote “against” the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

Summary of the Proposal

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for fiscal 2008.

If the stockholders do not ratify the selection of PwC, the Audit Committee will consider a change in auditors for the next year. Even if the selection of PwC is approved, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if it believes that such a change would be in the best interest of the Company and its stockholders.

Representatives of PwC will be present at the Annual Meeting to answer appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

Fees Paid to PwC

The aggregate fees billed by PwC for professional services rendered to the Company for the fiscal years ended June 30, 2007 and 2006 were $633,025 and $631,255, respectively. An explanation of such fees is provided in the following table:

	Fiscal	Fiscal
	2007($)(1)	2006($)(2)

Audit Fees	628,325	590,000
Audit-Related Fees	2,000	41,500
Tax Fees	2,700	0
All Other Fees	0	0
Total Fees Paid	633,025	631,255

(1)	The amounts shown above are consistent with the engagement fees mutually agreed upon by the Audit Committee and PwC in connection with PwC’s audit of the Company’s fiscal year ended June 30, 2007. Additional amounts related to PwC’s audit of the Company’s fiscal year ended June 30, 2007 may be proposed to the Audit Committee by PwC. However, such amounts, if any, are unknown as of the date of the filing of this Proxy Statement.

(2)	After the filing of the 2006 Proxy Statement, the Company and PwC mutually agreed to additional billed amounts related to PwC’s audit of the Company’s fiscal year ended June 30, 2006.

“Audit Fees” include fees billed by PwC for (i) the audit of Harris Interactive’s annual financial statements for the fiscal year, (ii) reviewing our quarterly reports on Form 10-Q, and (iii) auditing and preparing its attestation report with respect to the Company’s internal control over financial reporting. “Audit-Related Fees” include fees for services such as accounting consultations. “Tax Fees” are fees billed for tax services in connection with the preparation of the Company’s federal, state and foreign income tax returns, including extensions and quarterly estimated tax payments, and customary consultation or advice regarding accounting issues, potential transactions or taxes (e.g., tax compliance, tax consulting, or tax planning). “All Other Fees” are fees billed for services not included as Audit Fees, Audit-Related Fees, and Tax Fees.

The Audit Committee approves the annual budget for all audit and non-audit services and pre-approves all engagements of the Company’s auditors to provide non-audit services. The Audit Committee has delegated authority to members of the Committee to pre-approve non-audit services and any such approvals must be reported at the next meeting of the Audit Committee. No member of the Audit Committee exercised such delegated authority during fiscal 2007. The Audit Committee’s general policy is to restrict the engagement of the independent registered public accounting firm to providing audit and audit-related services. The Audit Committee will not engage the independent registered public accounting firm to provide any non-audit services that are prohibited under Section 10A of the Securities Exchange Act and Rule 10A-3 thereunder. No fees were approved by the Audit Committee under the exception provided in Section 10(A)(i)(1)(B) of the Securities Exchange Act during fiscal 2007 or fiscal 2006.

The Audit Committee considered and determined that the provision of the services other than the services described under “Audit Fees” is compatible with maintaining the independence of PwC as the Company’s independent registered public accounting firm.

OTHER MATTERS

At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is intended that shares represented by proxies will be voted or not voted by the persons named in the proxies in accordance with the recommendation of the Board of Directors, or, in the absence of any such recommendation, by the proxy holders in their discretion.

ANNUAL REPORT ON FORM 10-K

A copy of Harris Interactive’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 (without exhibits) is being distributed with this Proxy Statement. The Annual Report on Form 10-K is also available, without charge, by writing or telephoning to Corporate Secretary, 60 Corporate Woods, Rochester, New York 14623; telephone (585) 272-8400. In addition, the report (with exhibits) is available at the SEC’s Internet site (www.sec.gov), and in the Investor Relations section of our website (www.harrisinteractive.com). If requested, the Company also will provide such persons with copies of any exhibit to the Annual Report on Form 10-K upon the payment of a fee limited to the Company’s reasonable expenses of furnishing such exhibits.

FUTURE STOCKHOLDER PROPOSALS

Advance Notice Procedures

Under the Company’s Bylaws, no business may be brought before an annual meeting unless:

•	it is specified in the notice of the meeting (which includes stockholder proposals that Harris Interactive is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act); or

•	it is otherwise brought before the meeting by or at the direction of Harris Interactive’s Board of Directors or by a stockholder entitled to vote who delivered notice to Harris Interactive, containing certain information specified in the Bylaws, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Company’s prior-year proxy statement (between June 1, 2007 and July 1, 2007 for proposals for the 2007 annual meeting, and between May 16, 2008 and June 15, 2008 for proposals for the 2008 annual meeting.)

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in Harris Interactive’s proxy statement, described below.

Additionally, the Company’s Bylaws require stockholders desiring to nominate persons for election to the Board of Directors to deliver notice to the Corporate Secretary, containing certain information specified by the Bylaws, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Company’s prior year proxy statement (between June 1, 2007 and July 1, 2007 for the 2007 annual meeting, and between May 16, 2008 and June 15, 2008 for the 2008 annual meeting.)

Stockholder Proposals for the 2008 Annual Meeting

In addition to the advance notice procedures described above, stockholders interested in submitting a proposal for inclusion in the proxy materials for Harris Interactive’s annual meeting of stockholders in 2008 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by Harris Interactive’s Corporate Secretary by May 16, 2008 (which date is 120 days prior to the first anniversary of the date of this Proxy Statement).

Additionally, if a stockholder interested in submitting a proposal for the 2008 annual meeting fails to deliver notice of such stockholder’s intent to make such proposal to the Corporate Secretary between May 16, 2008 and June 15, 2008, then any proxy solicited by management may confer discretionary authority to vote on such proposal.

Appendix A

HARRIS INTERACTIVE INC.
2007 LONG-TERM INCENTIVE PLAN

Section 1  General

1.1 Purpose.  This Harris Interactive Inc. Long-Term Incentive Plan (the “Plan”) has been established by Harris Interactive Inc. (the “Company”) (a) to attract and retain persons eligible to participate in the Plan; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further identify Participant’s interests with those of the Company’s other stockholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company’s equity and enhancement of long-term stockholder return.

1.2 Participation.  Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to Section 6.2, Awards may be granted as alternatives to or replacements of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

1.3 Operation, Administration and Definitions.  The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to Operation and Administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 1.4 of the Plan).

1.4 Defined Terms.  For purposes of the Plan, the terms listed below shall be defined as follows:

(a) Award.  The term “Award” shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARS, Stock Awards and Cash Awards.

(b) Board.  The term “Board” shall mean the Board of Directors of the Company.

(c) Change in Control.  The term “Change in Control” means a change in control occurring after the Effective Date of this Plan of a nature that would be required to be reported in a proxy statement with respect to the Company (even if the Company is not actually subject to said reporting requirements) in response to Item 6(e) (or any comparable or successor Item) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except that any merger, consolidation or corporate reorganization in which the owners of the Company’s capital stock entitled to vote in the election of directors (the “Voting Stock”) prior to said combination receive 75% or more of the resulting entity’s Voting Stock shall not be considered a change in control for the purposes of this Plan; and provided that, without limitation of the foregoing, such change in control shall be deemed to have occurred if (i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, excluding any stock purchase or employee stock ownership plan maintained by the Company or a Related Company) becomes the “beneficial owner” (as that term is defined by the Securities and Exchange Commission for purposes of Section 13(d) of the Exchange Act), directly or indirectly, of more than 15% of the outstanding Voting Stock of the Company or its successors; or (ii) during any period of two consecutive years a majority of the Board of Directors no longer consists of individuals who were members of the Board of Directors at the beginning of such period, unless the election of each director who was not a director at the beginning of the period was approved by a vote of at least 75% of the directors still in office who were directors at the beginning of the period. Notwithstanding the foregoing, in the event that Section 409A would otherwise be applicable to any particular Award, with respect to that Award a Change in Control shall be deemed to occur only if there is a change in ownership of the Company as described in IRC Regulation 1.409A-2(i)(5)(v), a change in effective control of the Company as described in IRC Regulation 1.409A-2(i)(5)(vi), or a change in the ownership of a substantial portion of the assets of the Company as described in IRC Regulation 1.409A-2(i)(5)(vii).

(d) Code.  The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e) The term “Committee” is as defined in Section 5.

(f) The term “Eligible Individual” shall mean any employee, officer or non-employee director of the Company or a Related Company.

(g) Fair Market Value.  For purposes of determining the “Fair Market Value” of a share of Stock, the following rules shall apply:

(i) If the Stock is listed on any established stock exchange or national market system, including without limitation the Nasdaq stock exchange, then its “Fair Market Value” shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of determination.

(ii) If the Stock is not at the time listed or admitted to trading on a stock exchange, the “Fair Market Value” shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market.

(iii) If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the “Fair Market Value” shall be as determined in good faith by the Committee.

(h) Related Companies.  The term “Related Company” means (i) any corporation, partnership, joint venture or other entity during any period in which it owns, directly or indirectly, at least 50% of the voting power of all classes of stock of the Company (or successor to the Company) entitled to vote; and (ii) any corporation, partnership, joint venture or other entity during any period in which at least 50% voting or profits interest is owned, directly or indirectly, by the Company, by any entity that is a successor to the Company, or by any entity that is a Related Company by reason of clause (i) next above.

(i) Stock.  The term “Stock” shall mean shares of common stock of the Company.

Section 2  Options and SARs

2.1 Descriptions.

(a) The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An “Incentive Stock Option” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code. A “Non-Qualified Option” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code.

(b) A stock appreciation right (a “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee pursuant to Section 2.2 of the Plan.

2.2 Exercise Price.  The “Exercise Price” of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; provided, however, that the Exercise Price for Options and SARS shall be not less than 100% of the Fair Market Value of a share of Stock as of the Pricing Date, and in the case of Incentive Stock Options shall not be less than 110% of the Fair Market Value of a share of Stock as of the Pricing Date in the case of Participants owning 10% of the voting stock of the Company. For purposes of the preceding sentence, the “Pricing Date” shall be the date on which the Option or SAR is granted.

2.3 Exercise.  An Option and SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

2.4 Payment of Option Exercise Price.  The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in subsection 2.4(c), payment may be made as soon as practicable after the exercise).

(b) The Exercise Price shall be payable in cash or, at the option of the Committee, by tendering shares of Stock (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee.

(c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5 Settlement of Award.  Distribution following exercise of an Option or SAR, and shares of Stock distributed pursuant to such exercise, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or SAR as the Committee determines to be desirable.

Section 3  Other Awards

3.1 Stock Award.  A Stock Award is a grant of shares of Stock or of a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of performance goals. The performance goals that may be used by the Committee for such Awards shall consist of those metrics established by the Committee in its discretion, such as cash generation targets, profit, revenue and market share targets, profitability targets as measured by return ratios, and stockholder returns. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, including among others measurement based on absolute Company, business unit, or individual performance and/or on performance as compared with that of other publicly-traded companies.

3.2 Cash Award.  A Cash Award is a right denominated in cash or cash units to receive a payment, which may be in the form of cash, shares of Stock or a combination, based on the attainment of pre-established performance goals and such other conditions, restrictions and contingencies as the Committee shall determine. The performance goals that may be used by the Committee for such awards shall consist of those metrics established by the Committee in its discretion such as cash generation targets, profits, revenue and market share targets, profitability targets as measured by return ratio, stockholder returns and such other goals as may be designated by the Committee. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly-traded companies.

Section 4  Operation and Administration

4.1 Effective Date.  Subject to the approval of the stockholders of the Company, the Plan shall be effective as of October 30, 2007 (the “Effective Date”). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by stockholders.

4.2 Shares Subject to Plan.

(a) (i) Subject to the following provisions of this subsection 4.2, the maximum number shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 3,000,000.

(ii) Any shares of Stock (including rights or options) granted under the Plan that are forfeited back to the Company because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(iii) If the Exercise Price of any Option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(iv) Shares of Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is as a result of the Company or a Related Company acquiring another entity (or an interest in another entity).

(b) Subject to subsection 4.2(c), the maximum number of shares of Stock that may be issued by Options intended to be Incentive Stock Options shall be 3,000,000 shares.

(c) Subject to Section 4.14 and 4.15 below, in the event of a change in the capitalization of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee (a) will make any appropriate adjustments to the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this subsection 4.2(a) and (b), and (b) will adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of shares which may be delivered under the Plan; (ii) the number and kind of shares subject to outstanding Awards; and (iii) the Exercise Price of outstanding Options and SARS; as well as any other adjustments that the Committee determines to be equitable.

4.3 Limit on Distribution; Noncertificated Basis; Section 409A.  Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange or a national market system, including without limitation the Nasdaq exchange.

(c) To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and the agreements evidencing Awards shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and the applicable Award agreement or adopt other policies and procedures (including policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Award form Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with Section 409A of the Code.

4.4 Tax Withholding.  Whenever the Company proposes or is required to distribute Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

4.5 Dividends and Dividend Equivalents.  An Award may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Stock which may be either paid currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

4.6 Payments.  Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine, subject, however, to Section 4.3(c). The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish and Section 4.3(c), which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents.

4.7 Transferability.  Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

4.8 Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

4.9 Agreement With Company.  At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the “Agreement”) in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

4.10 Limitation of Implied Rights.

(a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

(b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any Eligible Individual the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

(c) The Company shall have no duty or obligation to any holder of any Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

4.11 No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid or transferred in lieu of any fractional shares of Stock, or whether such fractional shares of Stock or any rights thereto shall be canceled.

4.12 Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

4.13 Exceeding Limitations.  To the extent that the aggregate Fair Market Value of Stock (determined at the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.

4.14 Change in Control.  Subject to the provisions of subsection 4.2 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

(a) All outstanding Options (regardless of whether in tandem with SARS) shall become fully exercisable.

(b) All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c) All forfeiture terms (including without limitation any related to performance) under outstanding Stock Awards shall lapse and all such Stock Awards shall become fully vested.

4.15 Corporate Transactions.

(a) For purposes of this Section 4.17, a “Corporate Transaction” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) sale or other disposition of all of substantially all, as determined by the Committee in its sole discretion, of the consolidated assets of the Company and Related Companies,

(ii) a sale or other disposition of at least eighty percent (80%) of the outstanding Stock of the Company,

(iii) the consummation of a merger, consolidation, or similar transaction following which the Company is not the surviving entity unless the owners of at least 80% of the Company’s Stock immediately prior to the transaction receive the same percentage ownership in the surviving entity; or

(iv) the consummation of a merger, consolidation, or similar transaction following which the Company is the surviving corporation but the shares of Stock outstanding immediately preceding the merger, consolidation, or similar transaction are converted or exchanged by virtue of the merger, consolidation, or similar transaction into other property, whether in the form of securities, cash, or otherwise.

(b) Except as otherwise provided in an Award agreement, in the event of a Corporate Transaction, any surviving or acquiring entity, or its respective parent company, may assume or continue any or all Options or SARS outstanding under the Plan, or may substitute similar stock awards for Options or SARs outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction). A surviving or acquiring entity or its parent may choose to assume or continue only a portion of an Option or SAR or substitute a similar stock award for only a portion of any Option or SAR. The terms of any assumption, continuation or substitution shall be set by the Committee in accordance with the provisions of Section 2.

(c) Except as otherwise stated in the Award agreement, in the event of a Corporate Transaction in which the surviving or acquiring entity or its respective parent company does not assume or continue such outstanding Options or SARs or substitute similar stock awards for such outstanding Options of SARs, then with respect to Options or SARs that have not been assumed, continued, or substituted and that remain outstanding, the vesting of such Options and SARs, and if applicable the time at which such Options and SARs may be exercised, shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Committee shall determine, or if the Committee shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction, and such Options and SARs shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction.

(d) Notwithstanding the foregoing, in the event an Option or SAR will terminate if not exercised prior to the effective time of a Corporate Transaction, the Committee may provide, in its sole discretion, that the holder of such Option or SAR may not exercise such Option or SAR but will receive a payment, in such form as may be determined by the Committee, equal in value to the excess, if any, of (A) the value of the property the holder of the Option or SAR would have received upon the exercise of the Option or SAR, over (B) any exercise price payable by such holder in connection with such exercise.

(e) The accelerated vesting provisions of this Section 4.15 are intended to be in addition to, and not in substitution for, the provisions of Section 4.14.

4.16.  Action by Company or Related Company.  Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company.

4.17.  Gender and Number.  Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

Section 5  Committee

5.1.  Administration.  The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 5.

5.2.  Selection of Committee.  The Committee shall be selected by the Board, and shall consist of two or more members of the Board.

5.3.  Powers of Committee.  The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the restrictions imposed by Section 6, to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Company’s success and such other factors as the Committee deems relevant.

(b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Code Section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(c) The Committee will have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(d) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

(f) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

(g) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by a writing, which may be electronic, filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

5.4 Delegation by Committee.  Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

5.5 Information to be Furnished to Committee.  The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an Eligible Individual’s employment or other provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 6  Effect, Discontinuance, Cancellation, Amendment and Termination

6.1 Effect on Other Awards or Bonuses.  Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company’s right to grant to such Participant Awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Eligible Individuals.

6.2 Discontinuance, Cancellation, Amendment and Termination.  The Board may at any time discontinue granting Awards under the Plan. The Board may at any time or times alter or amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of (a) the Company’s stockholders, to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Stock is listed or quoted, (i) increase the maximum number of shares, or the types of Awards, available under the Plan, (ii) change the group of Eligible Individuals, (iii) extend the time within which Awards may be granted, (iv) materially increase the benefits to Participants, including any material change to permit a repricing (or decrease in exercise price) of outstanding Options, reduce the price at which shares of Stock or Options may be offered, or (v) amend the provisions of this Section 6.2, and (b) each affected Participant if the amendment, alteration or termination would adversely affect the Participant’s rights or obligations under any Award made prior to the date of the amendment, alteration or termination. The termination of the Plan would not affect the validity of any Award outstanding on the date of termination.

Appendix B

HARRIS INTERACTIVE INC.
2007 EMPLOYEE STOCK PURCHASE PLAN
(Approved by Stockholders on          )

The following constitute the provisions of the 2007 Employee Stock Purchase Plan of Harris Interactive Inc.

1. Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Company” shall mean Harris Interactive Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

(e) “Compensation” shall mean all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(f) “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(g) “Employee” shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(h) “Enrollment Date” shall mean the first day of each Offering Period.

(i) “Exercise Date” shall mean the last day of each Offering Period.

(j) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq stock exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(k) “Offering Period” shall mean a period ranging from three (3) months to twenty four (24) months (the precise duration of any Offering Period to be the Offering Period announced at least five (5) days prior to its commencement as set forth in Section 4 of this Plan) during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after the termination date of the previous Offering Period; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company’s Registration Statement effective and ending on the last Trading Day on or before the termination of the duration of such Offering Period selected by the Board. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(l)	“Plan” shall mean this Employee Stock Purchase Plan.

(m) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

(n) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(o) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(p) “Trading Day” shall mean a day on which national stock exchanges and the Nasdaq exchange are open for trading.

3. Eligibility.

(a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and/or of any Subsidiary accrues at a rate which exceeds Twenty Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Notwithstanding the foregoing, the Board may provide from time to time that employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

4. Offering Periods.  The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after the termination of the previous Offering Period, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable.

6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may increase or decrease (including to zero percent) the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option.  On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 5,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.  A participant’s option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, unless prior to such period the participant has terminated participation in the Plan as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9. Delivery.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10. Withdrawal.  A participant may withdraw from an Offering Period. A participant may terminate participation in the Plan for any future Offering Period by giving written notice of termination to the Company in the form of Exhibit B.

11. Termination of Employment.  Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

12. Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be five hundred thousand (500,000) shares. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b) The participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse. Certificates representing shares may contain such legends as may be necessary or appropriate pursuant to applicable securities laws, including any legends relating to restrictions on transfer as may be imposed by the Board pursuant to Section 16 of the Plan.

14. Administration.  The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability.  Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect. The Board shall have the power to impose such restrictions on the transfer of shares of Common Stock that may be issued under the Plan during any Offering Period, if such restrictions are announced at least five (5) days prior to the scheduled beginning of the Offering Period to be affected by such restrictions.

17. Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. Reports.  Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has terminated participation in the Plan as provided in Section 10 hereof.

(c) Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has terminated participation in the Plan as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 hereof and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

(i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in the Purchase Price;

(ii) shortening any Offering Period so that Offering Period end on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21. Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Term of Plan.  The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten years unless sooner terminated under Section 20 hereof.

Exhibit A

HARRIS INTERACTIVE INC.
2007 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

☐ Original Application	Enrollment Date:
☐ Change in Payroll Deduction Rate
☐ Change of Beneficiary(ies)

1)            hereby elects to participate in the Harris Interactive Inc. 2007 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the 2007 Employee Stock Purchase Plan.

2) I hereby authorize payroll deductions from each paycheck in the amount of     % of my Compensation on each payday (from 1 to      %) during the Offering Period in accordance with the 2007 Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3) I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the 2007 Employee Stock Purchase Plan. I understand that I may withdraw from an Offering Period and also that any accumulated payroll deductions will be used to automatically exercise my option.

4) I have received a copy of the complete 2007 Employee Stock Purchase Plan. I understand that my participation in the 2007 Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the 2007 Employee Stock Purchase Plan.

5) Shares purchased for me under the 2007 Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):          .

6) I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2 year and 1 year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7) I hereby agree to be bound by the terms of the 2007 Employee Stock Purchase Plan, including any restrictions on the transferability of any shares received by me pursuant to the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the 2007 Employee Stock Purchase Plan.

8) In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the 2007 Employee Stock Purchase Plan:

NAME: (Please print)
                         (First)             (Middle)               (Last)

       Relationship:

       (Address):

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee

Spouse’s Signature
(If beneficiary other than spouse)

Exhibit B

HARRIS INTERACTIVE INC.
2007 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF TERMINATION

The undersigned participant in the Offering Period of the Harris Interactive Inc. 2007 Employee Stock Purchase Plan terminates participation in the Plan, effective at the commencement of the next Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the next Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

HARRIS INTERACTIVE INC. 60 CORPORATE WOODS ROCHESTER, NY 14623
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Harris Interactive Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Harris Interactive Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HARIN1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HARRIS INTERACTIVE INC.
The Board of Directors Recommends a Vote “For”
all Nominees and “For” Proposals 2, 3 and 4
Vote on Directors

1. Election of Class II Directors:		For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee’s on the line below.
(01) Stephen D. Harlan	(03) Antoine G. Treuille	☐	☐	☐
(02) Howard L. Shecter

Vote on Proposals	For	Against	Abstain

2. Approval of the 2007 Long Term Incentive Plan	☐	☐	☐

3. Approval of the 2007 Employee Stock Purchase Plan	☐	☐	☐

4. Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for Fiscal Year 2008	☐	☐	☐

5. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership’s name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

REVOCABLE PROXY
HARRIS INTERACTIVE INC.
60 CORPORATE WOODS, ROCHESTER, NEW YORK 14623
PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF HARRIS INTERACTIVE
INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
TUESDAY, OCTOBER 30, 2007
     The undersigned hereby constitutes and appoints Leonard R. Bayer and Ronald E. Salluzzo, and each of them, as proxies (the “Proxies”) of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all shares of common stock, par value $0.001 per share, of Harris Interactive Inc. (“Harris Interactive”) held of record by the undersigned as of the close of business on September 4, 2007, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, October 30, 2007 at the Memorial Art Gallery, 500 University Avenue, Rochester, New York 14607 at 5:15 p.m. (local time), and at any adjournments thereof.
     When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE SET FORTH ON THE REVERSE SIDE IN PROPOSAL 1, FOR PROPOSAL 2 TO APPROVE THE 2007 LONG TERM INCENTIVE PLAN, FOR PROPOSAL 3 TO APPROVE THE 2007 EMPLOYEE STOCK PURCHASE PLAN, FOR PROPOSAL 4 TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSE COOPERS LLP AS HARRIS INTERACTIVE’S AUDITORS FOR FISCAL 2008, AND WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. Stockholders also have the option of voting by telephone or via the Internet, and may revoke this proxy, following procedures described in the accompanying Proxy Statement.
     The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting and Proxy Statement, dated September 12, 2007, and a copy of Harris Interactive’s 2007 Annual Report on Form 10-K for the fiscal year ended June 30, 2007. The undersigned hereby revoke(s) any proxy or proxies heretofore given with respect to the Annual Meeting.
     PLEASE DATE, SIGN, AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.